SUBJECT TO REVISION
Series Term Sheet Dated August 27, 2002

                                  $736,875,100
                                  (APPROXIMATE)

                             NOVASTAR MORTGAGE, INC.
                               Seller and Servicer

                          NOVASTAR FUNDING CORPORATION
                                    Depositor


       NOVASTAR HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-3


                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3. The Series Term Sheet has been prepared by the Underwriter based on collateral information provided by NovaStar Mortgage, Inc. ("NovaStar") for informational purposes only and is subject to modification or change. Although NovaStar provided the Underwriter with certain information regarding the characteristics of the related collateral pool, it did not participate in the preparation of the Series Term Sheet. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Wachovia Securities, Inc. ("Wachovia"), does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                [GRAPHIC OMITTED]
                                    WACHOVIA
                                   SECURITIES

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------

                                            OFFERED CERTIFICATES:

     TO 10% CLEAN UP-CALL                                                                          Expected Ratings
     -------------------------------------------------------------------------------------------------------------------
                                                                                  Expected
                    Expected       Interest   Principal Type   Expected WAL   Principal Window
                     Size(1)         Type                         (yrs.)                           S&P       Moody's
       Class
     -------------------------------------------------------------------------------------------------------------------
        A-1       $597,700,000     Floating       Senior           3.01        10/02 - 06/10       AAA         Aaa
     -------------------------------------------------------------------------------------------------------------------
        A-2        105,425,000     Floating       Senior           3.04        10/02 - 06/10       AAA         Aaa
     -------------------------------------------------------------------------------------------------------------------
        M-1         15,000,000     Floating      Mezzanine         5.15        10/05 - 06/10       AA          Aa2
     -------------------------------------------------------------------------------------------------------------------
        M-2         11,250,000     Floating      Mezzanine         5.15        10/05 - 06/10        A          A2
     -------------------------------------------------------------------------------------------------------------------
        M-3          7,500,000     Floating      Mezzanine         5.06        10/05 - 06/10       BBB        Baa2
     -------------------------------------------------------------------------------------------------------------------
       AIO(2)          N/A           N/A            N/A             N/A             N/A            AAA         Aaa
     -------------------------------------------------------------------------------------------------------------------
        P(3)           100           N/A            N/A             N/A             N/A            AAA         NR
     -------------------------------------------------------------------------------------------------------------------

     TO MATURITY                                                                                   Expected Ratings
     -------------------------------------------------------------------------------------------------------------------
                                                                                  Expected
                    Expected       Interest   Principal Type   Expected WAL   Principal Window
       Class         Size(1)         Type                         (yrs.)                           S&P       Moody's
     -------------------------------------------------------------------------------------------------------------------
        A-1       $597,700,000     Floating       Senior           3.28        10/02 - 12/18       AAA         Aaa
     -------------------------------------------------------------------------------------------------------------------
        A-2        105,425,000     Floating       Senior           3.33        10/02 - 03/19       AAA         Aaa
     -------------------------------------------------------------------------------------------------------------------
        M-1         15,000,000     Floating      Mezzanine         5.50        10/05 - 07/13       AA          Aa2
     -------------------------------------------------------------------------------------------------------------------
        M-2         11,250,000     Floating      Mezzanine         5.34        10/05 - 03/12        A          A2
     -------------------------------------------------------------------------------------------------------------------
        M-3          7,500,000     Floating      Mezzanine         5.07        10/05 - 10/10       BBB        Baa2
     -------------------------------------------------------------------------------------------------------------------
       AIO(2)          N/A           N/A            N/A             N/A             N/A            AAA         Aaa
     -------------------------------------------------------------------------------------------------------------------
        P(3)           100           N/A            N/A             N/A             N/A            AAA         NR
     -------------------------------------------------------------------------------------------------------------------

    (1) The Expected Size is subject to a permitted variance in the aggregate of plus or minus 5%.
    (2) The Class AIO Certificateholders will be entitled to receive the excess interest, which is the weighted average interest amount due on the mortgage loans less Administrative Fees and the interest payable on the other Offered Certificates, the Class I Certificates and the Class B Certificates. The Class AIO Certificates will not be underwritten by the underwriters.
    (3) The Class P Certificateholders will be entitled to all prepayment penalties received in respect of the mortgage loans and such amounts will not be available to the holders of the other certificates. The Class P Certificates will not be underwritten by the underwriters.

    STRUCTURE:
    ---------
    o Senior/Subordinate structure, whereby realized losses on the underlying mortgage loans will be allocated in the following order of priority: (i) to the Overcollateralization Amount described herein, (ii) to the Class B Certificates (not offered by this Series Term Sheet and the related Prospectus Supplement), (iii) to the Class M-3 Certificates, (iv) to the Class M-2 Certificates, and (v) to the Class M-1 Certificates.

    o   The Offered Certificates will be priced to the 10% Clean-up Call.

    o On the Rate Step Up Date, the margin on the Class A Certificates will increase by 2 times, and the margin on the Class M Certificates and the Class B Certificates will increase by 1.5 times.

    o All classes of certificates may be subject to an Available Funds Cap Rate as described herein.

    o The Expected Final Scheduled Distribution Date for each class of Offered Certificates is [July 25, 2033].

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------



    PRICING SPEED:
    --------------
    The Offered Certificates will be priced based on the following prepayment assumptions ("PPA"):

    Fixed Rate Mortgage Loans
    20% HEP, which assumes that prepayments start at 2.00% CPR in month one, and increase by approximately 2.00% each month to 20% CPR in month ten, and remain at 20% CPR thereafter.

    Adjustable Rate Mortgage Loans
    28% CPR.

-------------------------------------------------------------------------------


    WACHOVIA CONTACTS:

    TRADING/SYNDICATE                            PHONE                  E-MAIL ADDRESS
    -----------------                            -----                  --------------
    Chris Choka                             (704) 383-8267         chris.choka@wachovia.com
    Mark Adamson                            (704) 383-7727         mark.adamson@wachovia.com


    MORTGAGE FINANCE                             PHONE                  E-MAIL ADDRESS
    ----------------                             -----                  --------------
    Mike Ciuffo                             (704) 715-1170         michael.ciuffo@wachovia.com
    Sean Walker                             (704) 374-4398         sean.walker@wachovia.com
    Dane Smith                              (704) 715-8141         dane.smith@wachovia.com


    STRUCTURING                                  PHONE                  E-MAIL ADDRESS
    -----------                                  -----                  --------------
    Barbara Smith                           (704) 383-8614        barbaram.smith@wachovia.com


    COLLATERAL ANALYTICS                         PHONE                  E-MAIL ADDRESS
    --------------------                         -----                  --------------
    Paul Lopansri                           (704) 374-3490         paul.lopansri@wachovia.com


    ABS RESEARCH                                PHONE                   E-MAIL ADDRESS
    ------------                                -----                   ---------------
    Inna Koren                              (212) 909-0082         inna.koren@wachovia.com





-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                                SUMMARY OF TERMS
                                ----------------

TITLE OF SECURITIES:            NovaStar Home Equity Loan Asset-Backed
                                Certificates, Series 2002-3.

TRUST:                          NovaStar Mortgage Funding Trust, Series 2002-3.

OFFERED                         CERTIFICATES: Class A-1 and A-2 (the "Class A
                                Certificates"), Class M-1, M-2 and M-3 (the
                                "Class M Certificates"), Class AIO (the "Class
                                AIO Certificates") and Class P (the "Class P
                                Certificates") Certificates. The Class A-IO
                                Certificates and the Class P Certificates are not being underwritten by the underwriters.

NON-OFFERED CERTIFICATES:       Class B Certificates, Class I Certificates,
                                Class O Certificates and Residual Certificates.
                                The Class I Certificates are a senior
                                interest-only class. The Class O Certificates
                                are a subordinate class and represent the
                                Overcollateralization Amount as described
                                herein.

SELLER & SERVICER:              NovaStar Mortgage, Inc. (the "Seller" or the
                                "Servicer").

DEPOSITOR:                      NovaStar Mortgage Funding Corporation (the
                                "Company").

TRUSTEE:                        [JPMorgan Chase Bank].

[CERTIFICATE ADMINISTRATOR &    [Wachovia Bank, N.A.].
CUSTODIAN]:

CO-LEAD UNDERWRITERS:           Wachovia Securities and Morgan Stanley.

CO-UNDERWRITER                  Greenwich Capital Markets.

CLOSING DATE:                   On or about September [27], 2002.

REGISTRATION:                   DTC, Clearstream, Luxembourg and the Euroclear
                                System.

ACCRUED INTEREST:               The Offered Certificates will settle with NO
                                accrued interest (settle flat).

DISTRIBUTION DATES:             The 25th of each month, or if such day is not a
                                business day, the next succeeding business day,
                                commencing on October 25, 2002.

RECORD DATE:                    With respect to the Offered Certificates, the
                                last business day prior to the applicable
                                Distribution Date. With respect to the Offered
                                Certificates, the Record Date for the first
                                Distribution Date is October 24, 2002.

CUT-OFF                         DATE: With respect to each Initial Mortgage
                                Loan, Additional Mortgage Loan and Subsequent
                                Mortgage Loan, the later of (i) the date of origination of such mortgage loan or (ii)
                                September 1, 2002.

DUE DATE:                       The first day of the month of the related
                                Distribution Date.


-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

                                    - 4 -


Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


DUE PERIOD:                     With respect to any mortgage loan and Due Date,
                                the period commencing on the second day of the
                                month preceding the month of such Distribution
                                Date and ending on the related Due Date.

PAYMENT DELAY:                  None for the Offered Certificates.

DAY COUNT:                      With respect to the Offered Certificates,
                                actual/360.

SERVICING FEE:                  0.50% per annum of the aggregate principal
                                balance of the mortgage loans.

ADMINISTRATIVE FEES:            Trustee fees, servicing fees and mortgage
                                insurance fees, if any.

CLEAN-UP CALL:                  The Servicer has a clean-up call option which,
                                if exercised, would result in prepayment of the
                                certificates on any Distribution Date on or
                                after which the aggregate principal balance of
                                the mortgage loans has declined to 10% or less
                                of the sum of (x) the aggregate principal
                                balance of the Closing Date Mortgage Loans as of
                                the related Cut-off Date and (y) the initial
                                Pre-Funding Amount. The first Distribution Date
                                on which the clean-up call may be exercised is
                                the "Clean-Up Call Date."

DENOMINATION:                   $25,000 minimum and multiples of $1,000 in
                                excess thereafter.

SMMEA ELIGIBILITY:              After the Pre-funding Period, the Class A
                                Certificates, Class M-1 Certificates, Class A-IO
                                Certificates and Class P Certificates will
                                constitute "mortgage related securities" for
                                purposes of SMMEA, for so long as they are rated
                                in at least the second highest rating category
                                by one or more nationally recognized statistical
                                rating agency. The other Offered Certificates
                                will NOT constitute "mortgage related
                                securities" for purposes of SMMEA.

ERISA ELIGIBILITY:              The Offered Certificates, other than the Class
                                AIO Certificates and Class P Certificates, may
                                be purchased by ERISA plans after the expiration
                                of the Pre-funding Period, provided that certain
                                conditions are satisfied. The Non-offered
                                Certificates may NOT be acquired on behalf of an
                                ERISA plan.

TAX STATUS:                     The Trust will elect to be treated as one or
                                more REMICs for federal income tax purposes. The
                                Offered Certificates, other than that portion
                                representing the right to receive payments in
                                excess of the weighted average net mortgage
                                rate, will be designated as "regular interests"
                                in a REMIC. Certificateholders will include
                                interest on the Certificates as income in
                                accordance with an accrual method of accounting.

MORTGAGE LOAN POOL:             The mortgage loan pool consists of closed-end,
                                conventional, monthly payment, first lien,
                                adjustable rate mortgage ("ARM") loans and fixed
                                rate mortgage loans with terms to maturity of
                                not more than 30 years from the date of
                                origination.

                                The mortgage loan pool is divided into two loan groups designated as Group I and Group II (each a "Group" and collectively, "Groups"). Group I consists exclusively of mortgage loans with agency conforming balances (the "Group I
                                Mortgage Loans") and Group II consists of a combination of mortgage loans that have agency conforming balances and mortgage loans that do not have agency conforming balances (the "Group
                                II Mortgage Loans").

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------


                                      - 5 -


Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------



                                The Class A-1 Certificates primarily represent interests in the Group I Mortgage Loans. The
                                Class A-2 Certificates primarily represent interests in the Group II Mortgage Loans. The
                                Class I Certificates, Class AIO Certificates,
                                Class M Certificates, Class B Certificates,
                                Class O Certificates and Class P Certificates represent interests in both the Group I Mortgage
                                Loans and the Group II Mortgage Loans.

INITIAL MORTGAGE LOANS:         As of the Statistical Calculation Date, the
                                aggregate principal balance of the Initial
                                Mortgage Loans was approximately $216,298,597,
                                consisting of approximately $183,872,876 of
                                Group I Mortgage Loans (the "Initial Group I
                                Mortgage Loans") and approximately $32,425,721
                                of Group II Mortgage Loans (the "Initial Group
                                II Mortgage Loans"). The Initial Group I
                                Mortgage Loans and the Initial Group II Mortgage
                                Loans are collectively referred to herein as the
                                "Initial Mortgage Loans."

                                The information set forth herein regarding the Initial Mortgage Loans is calculated as of the Statistical Calculation Date (after giving effect to scheduled payments due September 1,
                                2002).

STATISTICAL CALCULATION DATE:   August 1, 2002.

ADDITIONAL MORTGAGE LOANS:      On the Closing Date, "Additional Mortgage Loans"
                                will be added to the mortgage loan pool. The
                                Additional Mortgage Loans are expected to have
                                an aggregate principal balance of approximately
                                $173,701,503 as of the related Cut-off Date. It
                                is expected that the composition and
                                characteristics of the Additional Mortgage Loans
                                will be the similar to those of the Initial
                                Mortgage Loans in all material respects. On the
                                Closing Date, the Initial Mortgage Loans and
                                Additional Mortgage Loans will comprise the
                                "Closing Date Mortgage Loans." The aggregate
                                principal balance of the Closing Date Mortgage
                                Loans will be approximately $390,000,100.

PRE-FUNDING AMOUNT:             On the Closing Date, the Trust will deposit
                                approximately $360,000,000 (the "Pre-funding
                                Amount") into an account (the "Pre-funding
                                Account"). Funds on deposit in the Pre-funding
                                Account will be used from time to time to
                                acquire "Subsequent Mortgage Loans" during the
                                Pre-funding Period. It is expected that the
                                composition and characteristics of the
                                Subsequent Mortgage Loans will be similar to
                                those of the Initial Mortgage Loans in all
                                material respects.

                                The "Pre-funding Period" commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and
                                (ii) December 25, 2002.

                                To the extent that the Trust does not fully use amounts on deposit in the Pre-funding Account to purchase Subsequent Mortgage Loans by December
                                25, 2002, the Trust will apply the remaining amounts as a prepayment of principal to the certificates on the Distribution Date in December 2002. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the certificates from amounts in the Pre-funding
                                Account.

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------


                                      - 6 -


Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


CAPITALIZED INTEREST ACCOUNT:   On the Closing Date, the Seller will deposit
                                funds into the "Capitalized Interest Account" to
                                cover interest shortfalls on the certificates
                                during the Pre-funding Period.

MONTHLY SERVICER ADVANCES:      The Servicer is required to advance scheduled
                                principal and interest (net of the Servicing
                                Fee) for any delinquent mortgage loan, but is
                                not required to make any advance that the
                                Servicer deems to be non-recoverable.

THE TRUST:                      The certificates will be backed by the trust
                                estate created by the pooling and servicing
                                agreement, which consists primarily of the
                                following:

                                (i) the mortgage loans;

                                (ii) collections in respect of principal and interest of the mortgage loans received after the Cut-off Date (other than payments due on or before the Cut-off Date);

                                (iii) the amounts on deposit in the collection account, including the payment account in which amounts are deposited prior to payment to the certificateholders;

                                (iv) mortgage insurance policies and certain other insurance policies maintained by the mortgagors or by or on behalf of the Servicer or any sub-servicer;

                                (v) an assignment of the Company's rights under the purchase agreement;

                                (vi) the trustee's rights under the converted loan purchase agreement;

                                (vii) proceeds from certain hedging agreements;

                                (viii) amounts on deposit in the Capitalized
                                Interest Account (including interest earned on deposits in such account) and the Pre-funding
                                Account; and

                                (ix) proceeds of the above.

AVAILABLE FUNDS:                The "Available Funds" for each Distribution Date
                                will equal the amount received by the Servicer
                                and remitted to the Trustee and available in the
                                payment account on that Distribution Date. The
                                Available Funds will generally be equal to the
                                sum of the following amounts, net of
                                Administrative Fees and amounts reimbursable to
                                the Servicer:

                                (i) the aggregate amount of scheduled payments on the mortgage loans due on the related Due
                                Date and received on or prior to the related
                                Determination Date;

                                (ii) miscellaneous fees and collections, including assumption fees and prepayment penalties, but excluding late fees;

                                (iii) any unscheduled payments and receipts, including mortgagor prepayments on the mortgage loans, received during the related Prepayment
                                Period and proceeds of repurchases, and
                                adjustments in the case of substitutions and terminations, net liquidation proceeds, insurance proceeds, proceeds from any mortgage insurance policy and proceeds from the sale of converted mortgage loans;

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------


                                     - 7 -

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                                (iv) all advances made for the related
                                Distribution Date;

                                (v) on the Distribution Date following the termination of the Pre-funding Period, the remaining amount on deposit in the Pre-funding
                                Account;

                                (vi) during the Pre-funding Period, the amount withdrawn, if any, from the Capitalized Interest
                                Account; and

                                (vii) amounts on deposit in the Supplemental
                                Interest Trust.

PREPAYMENT PERIOD:              The "Prepayment Period" for any Distribution
                                Date is the period commencing on the day after
                                the Determination Date in the month preceding
                                the month in which such Distribution Date falls
                                (or, in the case of the first Distribution Date,
                                commencing on the Cut-off Date) and ending on
                                the Determination Date of the calendar month in
                                which such Distribution Date falls.

DETERMINATION DATE:             With respect to any Distribution Date, the 15th
                                day of the calendar month in which such
                                Distribution Date occurs or, if such 15th day is
                                not a business day, the business day immediately
                                preceding such 15th day.

                                INTEREST DISTRIBUTIONS
                                ----------------------

INTEREST PAYMENTS:              On each Distribution Date, the holders of the
                                Class I Certificates, Class A Certificates,
                                Class M Certificates, and Class B Certificates
                                will be entitled to receive an interest payment
                                amount equal to interest accrued on the related
                                certificate principal balance (or notional
                                balance, as the case may be) immediately prior
                                to such Distribution Date at the related
                                pass-through rate for the related accrual
                                period, reduced for certain shortfalls described
                                herein. Holders of the Class I Certificates will
                                be entitled to the Class I Monthly Interest
                                Distributable Amount described herein. Holders
                                of the Class AIO Certificates will be entitled
                                to the Class AIO Current Interest as described
                                in "Current Interest," reduced for certain
                                shortfalls also described herein.

                                The pass-through rate for the Class A
                                Certificates, Class M Certificates and Class B
                                Certificates is the lesser of (1) the formula rate for that class and Distribution Date and
                                (2) the Available Funds Cap Rate for that
                                Distribution Date.

                                The formula rate for the Class A Certificates, the Class M Certificates and the Class B
                                Certificates is as follows (MARGINS WILL BE
                                DETERMINED AT PRICING):

                                Class                   Formula Rate
                                -----                   ------------
                                A-1          1-Month LIBOR plus _______%
                                A-2          1-Month LIBOR plus _______%
                                M-1          1-Month LIBOR plus _______%
                                M-2          1-Month LIBOR plus _______%
                                M-3          1-Month LIBOR plus _______%
                                B            1-Month LIBOR plus _______%

                                The "Rate Step Up Date" is the first
                                Distribution Date to occur after the Clean-up
                                Call Date (if the Clean-up Call is not
                                exercised). On and after the Rate Step Up Date, the margin on the Class A Certificates will increase by 2 times and the margin on the Class
                                M Certificates and Class B Certificates will increase by 1.5 times.

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------


                                     - 8 -

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------

                                Interest on the certificates will accrue during each accrual period. The accrual period for the Offered Certificates and the Class B
                                Certificates is the period from the prior
                                Distribution Date through and including the day preceding the related Distribution Date. In the case of the first Distribution Date, interest begins to accrue on the Closing Date. For the Offered Certificates and the Class B
                                Certificates, interest will accrue on the basis of the actual number of days in the accrual period and a 360-day year.

                                CALCULATION OF 1-MONTH LIBOR
                                The London interbank offered rate for one-month
                                United States dollar deposits ("1-Month LIBOR") for each accrual period for the certificates will be determined on the second London business day preceding such accrual period on the basis of the offered rates of the reference banks for one-month United States dollar deposits, such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time).

                                The 1-Month LIBOR rate for the first accrual period and the first Distribution Date is established two London business days prior to the Closing Date.

AVAILABLE FUNDS CAP RATE:       The "Available Funds Cap Rate" for each
                                Distribution Date is the percentage equivalent
                                of a fraction, the numerator of which is equal
                                to the Interest Remittance Formula Amount for
                                that Distribution Date, less the sum of
                                Administrative Fees for that Distribution Date
                                and the Class I Monthly Interest Distributable
                                Amount, and the denominator of which is equal to
                                the product of (1) the number of days in the
                                current accrual period divided by 360 and (2)
                                the aggregate certificate principal balance of
                                the Offered Certificates and the Class B
                                Certificates immediately prior to that
                                Distribution Date.

                                With respect to each class and any Distribution
                                Date, to the extent that the amount of interest calculated with respect to a class is reduced because the formula rate exceeds the Available
                                Funds Cap Rate (such excess amount, the related
                                "Available Funds Cap Shortfall"), the amount of such reduction will be paid to such class out of the Supplemental Interest Trust on such Distribution Date to the extent of funds available.

                                If the funds in the Supplemental Interest Trust on a Distribution Date are insufficient to pay the Available Funds Cap Shortfall for that
                                Distribution Date, the remaining unpaid amount shall be carried forward and distributed, to the extent of funds available, (together with interest on that amount at the related formula rate applicable from time to time) on future
                                Distribution Dates.

INTEREST REMITTANCE AMOUNT:     The "Interest Remittance Amount" for any
                                Distribution Date is that portion of the
                                Available Funds for the related Distribution
                                Date allocable to interest.

INTEREST REMITTANCE FORMULA     The "Interest Remittance Formula Amount" as of
AMOUNT:                         any Distribution Date is an amount equal to (a)
                                the product of (x) 1/12 of the weighted average
                                coupon rate of the mortgage loan pool as of the
                                beginning of the related Due Period and (y) the
                                aggregate principal balances of the mortgage
                                loans as of the beginning of the related Due
                                Period minus (b) the aggregate amount of Relief
                                Act shortfalls and prepayment interest
                                shortfalls for the related Prepayment Period.


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                                     - 9 -

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


CLASS I CERTIFICATE             April 25, 2005.
TERMINATION DATE:

INTEREST ALLOCATION:            On each Distribution Date, the Certificate
                                Administrator, on behalf of the Trustee will
                                distribute the prepayment penalties collected on
                                the Group I Mortgage Loans and Group II Mortgage
                                Loans during the related prepayment period to
                                the holders of the Class P Certificates. After
                                making that distribution, the Certificate
                                Administrator, on behalf of the Trustee, will
                                apply that portion of the remaining Available
                                Funds, pro rata from amounts received from the
                                Group I Mortgage Loans and Group II Mortgage
                                Loans, which represent the Interest Remittance
                                Amount for that Distribution Date to the payment
                                of the Administrative Fees for that Distribution
                                Date. After the distribution described in the
                                preceding sentence, the Certificate
                                Administrator, on behalf of the Trustee, will
                                apply the remaining Interest Remittance Amount
                                in the following order of priority:

                                FIRST, on each Distribution Date prior to the Class I Certificate Termination Date, payable from the Interest Remittance Amount for both
                                Groups, to the holders of the Class I
                                Certificates, the Class I Monthly Interest
                                Distributable Amount (to be distributed as described under "Distributions of the Class I
                                Monthly Interest Distributable Amount");

                                SECOND, concurrently, with equal priority of payments;

                                (A)   payable from the remaining Interest
                                      Remittance Amount for both Groups, to the Supplemental Interest Trust, the Class AIO
                                      Monthly Interest Distributable Amount (to be distributed in accordance with the priorities described herein under
                                      "Supplemental Interest Trust");

                                (B)   payable solely from the remaining Interest
                                      Remittance Amount relating to the Group I
                                      Mortgage Loans or, to the extent such
                                      amount is less than the applicable Monthly
                                      Interest Distributable Amount, from the
                                      amounts available with respect to the
                                      Group II Mortgage Loans for that
                                      Distribution Date after giving effect to the payment of the Monthly Interest
                                      Distributable Amount for the Class A-2
                                      Certificates for that Distribution Date, to the holders of the Class A-1
                                      Certificates, the related Monthly Interest
                                      Distributable Amount for that Distribution
                                      Date;

                                (C)   payable solely from the remaining Interest
                                      Remittance Amount relating to the Group II
                                      Mortgage Loans or, to the extent such
                                      amount is less than the applicable Monthly
                                      Interest Distributable Amount, from the
                                      amounts available with respect to the
                                      Group I Mortgage Loans for that
                                      Distribution Date after giving effect to the payment of the Monthly Interest
                                      Distributable Amount for the Class A-1
                                      Certificates for that Distribution Date, to the holders of the Class A-2
                                      Certificates, the related Monthly Interest
                                      Distributable Amount for that Distribution
                                      Date;

                                THIRD, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Class M-1 Certificates, the Monthly Interest Distributable Amount for the
                                Class M-1 Certificates;

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-------------------------------------------------------------------------------


                                     - 10 -




Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------

                                FOURTH, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Class M-2 Certificates, the Monthly Interest Distributable Amount for the
                                Class M-2 Certificates;

                                FIFTH, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Class M-3 Certificates, the Monthly Interest Distributable Amount for the
                                Class M-3 Certificates;

                                SIXTH, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Class B Certificates, the Monthly
                                Interest Distributable Amount for the Class B
                                Certificates; and

                                SEVENTH, payable from the remaining Interest
                                Remittance Amount for both Groups, to the holders of the Residual Certificates, any remainder.

CLASS AIO MONTHLY INTEREST      The "Class AIO Monthly Interest Distributable
DISTRIBUTABLE AMOUNT:           Amount" means, for any Distribution Date, the
                                Class AIO Current Interest for that Distribution
                                Date plus any Class AIO Unpaid Interest
                                Shortfall Amount on that Distribution Date.

CLASS I MONTHLY INTEREST        On any Distribution Date, the "Class I Monthly
DISTRIBUTABLE AMOUNT:           Interest Distributable Amount" is an amount
                                (calculated on a notional amount at a rate to be
                                specified in the related prospectus supplement)
                                payable to the holders of the Class I
                                Certificates.

DISTRIBUTIONS OF THE CLASS I    The holders of the Class I Certificates have
MONTHLY INTEREST                pledged their interest in the Class I
DISTRIBUTABLE AMOUNT:           Certificate to the Supplemental Interest Trust.
                                Thus, any amounts received in respect of the
                                Class I Monthly Interest Distributable Amount
                                will be paid into the Supplemental Interest
                                Trust.

SUPPLEMENTAL INTEREST TRUST:    On each Distribution Date prior to the Class I
                                Certificate Termination Date, funds deposited
                                into the Supplemental Interest Trust will equal
                                the sum of (a) the Class I Monthly Interest
                                Distributable Amount, (b) any amounts received
                                from the swap agreements, and (c) the Class AIO
                                Monthly Interest Distributable Amount. On each
                                Distribution Date after the Class I Certificate
                                Termination Date, funds deposited into the
                                Supplemental Interest Trust will equal the Class
                                AIO Monthly Interest Distributable Amount.

                                On each Distribution Date, from the aggregate amounts on deposit in the Supplemental Interest
                                Trust, the Certificate Administrator will make the following distributions in the following order of priority:

                                FIRST, to each swap counterparty, its respective swap counterparty payment for such Distribution
                                Date;

                                SECOND, any Available Funds Cap Shortfall arising on such Distribution Date, plus any Available Funds Cap Shortfall not paid on prior
                                Distribution Dates, to the Offered Certificates
                                (other than the Class AIO Certificates and Class
                                P Certificates) and the Class B Certificates in the following order of priority: Concurrently to the Class A-1 Certificates and Class A-2
                                Certificates, and then to the Class M-1
                                Certificates, Class M-2 Certificates, Class M-3
                                Certificates and Class B Certificates;

-------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------


                                     - 11 -


Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                                THIRD, any remaining amounts will be paid to the holders of the Class AIO Certificates up to the aggregate amount deposited into the Supplemental
                                Interest Trust from amounts otherwise payable to the Class A-IO Certificates; and

                                FOURTH, any remaining amounts will be paid to the holders of the Class I Certificates.

CURRENT INTEREST:               The "Current Interest" for each of the Class
                                A-1, Class A-2, Class M-1, Class M-2, Class M-3
                                and Class B Certificates for any Distribution
                                Date shall be the amount of interest accrued
                                during the related accrual period on the related
                                certificate principal balance thereof
                                immediately preceding such Distribution Date at
                                the related pass-through rate (subject to the
                                Available Funds Cap Rate). On any Distribution
                                Date, the Current Interest for each class of
                                certificates will be reduced by any prepayment
                                interest shortfalls allocated to that class and
                                shortfalls resulting from the application of the
                                Civil Relief Act (allocated among each class of
                                certificates pro rata based on their respective
                                interest entitlements irrespective of such
                                shortfalls).

                                The "Class AIO Current Interest" as of any
                                Distribution Date is equal to the excess of (x)
                                Interest Remittance Formula Amount for that
                                Distribution Date less (y) the sum of the Administrative Fees, the Current Interest for the Class A-1, Class A-2, Class M-1, Class M-2,
                                Class M-3 and Class B Certificates, and the
                                Class I Monthly Interest Distributable Amount for that Distribution Date.

MONTHLY INTEREST                The "Monthly Interest Distributable Amount" for
DISTRIBUTABLE AMOUNT:           any Distribution Date and the Offered
                                Certificates (other than the Class AIO
                                Certificates and Class P Certificates) and the
                                Class B Certificates, is the sum of (a) the
                                Unpaid Interest Shortfall Amount for that class
                                and Distribution Date and (b) the Current
                                Interest for that class and Distribution Date.
                                In the event of a shortfall in the full amount
                                necessary to pay both the Unpaid Interest
                                Shortfall Amount and the Current Interest for a
                                class, distributions will first be applied to
                                the Unpaid Interest Shortfall Amount and then to
                                the Current Interest.

UNPAID INTEREST SHORTFALL       The "Unpaid Interest Shortfall Amount" means (i)
AMOUNT:                         for each class of certificates (other than the
                                Class P Certificates) and the first Distribution
                                Date, zero, and (ii) with respect to the Offered
                                Certificates (other than the Class P
                                Certificates), the Class I Certificates and the
                                Class B Certificates and any Distribution Date
                                after the first Distribution Date, the amount,
                                if any, by which (a) the Monthly Interest
                                Distributable Amount for such class for the
                                immediately preceding Distribution Date exceeds
                                (b) the aggregate amount distributed on such
                                class in respect of interest on such preceding
                                Distribution Date, plus interest on that amount
                                to the extent permitted by law, at the
                                pass-through rate for such class for the related
                                accrual period.

CLASS AIO UNPAID INTEREST       The "Class AIO Unpaid Interest Shortfall Amount"
SHORTFALL AMOUNT:               means (i) for the first Distribution Date, zero
                                and (ii) for any Distribution Date after the
                                first Distribution Date, the amount, if any, by
                                which (a) the Class AIO Monthly Interest
                                Distributable Amount on the immediately
                                preceding Distribution Date exceeds (b) the
                                aggregate amount distributed to the holders of
                                the Class AIO Certificates on such preceding
                                Distribution Date, plus interest on that amount,
                                at the Class AIO pass-through rate for the
                                related accrual period plus any payments made in
                                respect of an Available Funds Cap Shortfall made
                                on the immediately preceding Distribution Date.


-------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
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                                     - 12 -


Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                                PRINCIPAL DISTRIBUTIONS
                                -----------------------

                                Principal will be distributed to the holders of the certificates in accordance with a payment priority, which is designed to maintain a specified level of support below each class.
                                This support consists of the certificates that are more subordinated to that class, as well as the overcollateralization, which is subordinated to all classes of Offered Certificates and the Class B Certificates.

PRINCIPAL REMITTANCE AMOUNT:    The "Principal Remittance Amount" means with
                                respect to any Distribution Date, the sum of (i)
                                all scheduled payments of principal collected or
                                advanced on the mortgage loans by the Servicer
                                that were due during the related due period,
                                (ii) the principal portion of all partial and
                                full principal prepayments of the mortgage loans
                                applied by the Servicer during the related
                                Prepayment Period, (iii) the principal portion
                                of all related net liquidation proceeds and
                                insurance proceeds received during such
                                Prepayment Period, (iv) that portion of the
                                repurchase price, representing principal of any
                                repurchased mortgage loan, deposited to the
                                collection account during such Prepayment
                                Period, (v) the principal portion of any related
                                substitution adjustments deposited in the
                                collection account during such Prepayment
                                Period, (vi) in the case of the Distribution
                                Date immediately following the end of the
                                Pre-funding Period, any amount remaining in the
                                Pre-funding Account and not used by the Trustee
                                to purchase Subsequent Mortgage Loans and (vii)
                                on the Distribution Date on which the Trust is
                                to be terminated, that portion of the
                                termination price relating to principal.

PRINCIPAL ALLOCATION:           On each Distribution Date (a) prior to the
                                Crossover Date or (b) on which a Trigger Event
                                is in effect, the holders of each class of
                                certificates shall be entitled to receive
                                distributions in respect of principal to the
                                extent of the Principal Remittance Amount in the
                                following order of priority:

                                FIRST, concurrently, with equal priority of payment:

                                (A)   payable solely from the Principal
                                      Remittance Amount relating to the Group I
                                      Mortgage Loans, to the holders of the
                                      Class A-1 Certificates, the entire amount of such Principal Remittance Amount until the certificate principal balance of the Class A-1 Certificates is reduced to zero;

                                (B)   payable solely from the Principal
                                      Remittance Amount relating to the Group II
                                      Mortgage Loans, to the holders of the
                                      Class A-2 Certificates, the entire amount of such Principal Remittance Amount until the certificate principal balance of the Class A-2 Certificates is reduced to zero;

                                SECOND, concurrently, with equal priority of payment:

                                (A)   if the certificate principal balance of
                                      the Class A-1 Certificates has been
                                      reduced to zero, then to the holders of
                                      the Class A-2 Certificates the amount of any remaining Principal Remittance Amount relating to the Group I Mortgage Loans, until the certificate principal balance of the Class A-2 Certificates has been reduced to zero;

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------


                                     - 13 -


Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                                (B)   if the certificate principal balance of
                                      the Class A-2 Certificates has been
                                      reduced to zero, then to the holders of
                                      the Class A-1 Certificates the amount of any remaining Principal Remittance Amount relating to the Group II Mortgage Loans, until the certificate principal balance of the Class A-1 Certificates has been reduced to zero;

                                THIRD, payable from the remaining Principal
                                Remittance Amount for both Groups, to the holders of the Class M-1 Certificates, until the certificate principal balance of the Class M-1
                                Certificates has been reduced to zero;

                                FOURTH, payable from the remaining Principal
                                Remittance Amount for both Groups, to the holders of the Class M-2 Certificates, until the certificate principal balance of the Class M-2
                                Certificates has been reduced to zero;

                                FIFTH, payable from the remaining Principal
                                Remittance Amount for both Groups, to the holders of the Class M-3 Certificates, until the certificate principal balance of the Class M-3
                                Certificates has been reduced to zero;

                                SIXTH, payable from the remaining Principal
                                Remittance Amount for both Groups, to the holders of the Class B Certificates, until the certificate principal balance of the Class B
                                Certificates has been reduced to zero;

                                SEVENTH, payable from the remaining Principal
                                Remittance Amount for both Groups, to the holders of the Class O Certificates, until the certificate principal balance of the Class O
                                Certificates has been paid; and

                                EIGHTH, to the holders of the Residual
                                Certificates, any remainder.

                                On each Distribution Date (a) on or after the Crossover Date and (b) on which a Trigger Event is not in effect, the holders of each class of certificates shall be entitled to receive distributions in respect of principal as follows:

                                FIRST, to the holders of the Class A
                                Certificates, Class M-1 Certificates, Class M-2
                                Certificates, Class M-3 Certificates, and Class
                                B Certificates, sequentially, to maintain the credit enhancement levels shown in the table below:

                                Class         Target % of Pool                Target Credit Enhancement
                                -----         ----------------                -------------------------
                                A                 [87.50]%                            [12.50]%
                                M-1               [91.50]%                             [8.50]%
                                M-2               [94.50]%                             [5.50]%
                                M-3               [96.50]%                             [3.50]%
                                B                 [97.50]%                             [2.50]%

                                SECOND, to the holders of the Class O
                                Certificates, until the certificate principal balance thereof has been paid; and

                                THIRD, to the holders of the Residual
                                Certificates, any remainder.

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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------


                                     - 14 -


Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                                Any distributions of principal to the Class A
                                Certificates in FIRST immediately above shall be paid to the Class A Certificates, concurrently, with each class receiving an amount equal to the product of the Class A Principal Distribution
                                Amount and a fraction, the numerator of which is the Principal Remittance Amount for the related
                                Group and the denominator of which is the Principal Remittance Amount for both Groups.

                                The allocation of principal with respect to the Class A Certificates on each Distribution Date prior to the Crossover Date, or on which a Trigger Event is in effect, will have the effect of accelerating the amortization of the Class A
                                Certificates while, in the absence of realized losses, increasing the relative proportion of the Trust's assets represented by the other certificates. Increasing the relative proportion of the Trust's assets in the Class M
                                Certificates, the Class B Certificates and the
                                Class O Certificates relative to that of the Class A Certificates is intended to preserve the availability of the subordination provided by the Class O Certificates, the Class B
                                Certificates and the Class M Certificates.

CROSSOVER DATE:                 The Crossover Date means the earlier to occur of
                                (i) the Distribution Date on which the aggregate
                                certificate principal balance of the Class A
                                Certificates is reduced to zero and (ii) the
                                later to occur of (x) the Distribution Date
                                occurring in the 37th period and (y) the first
                                Distribution Date on which the credit
                                enhancement percentage for the Class A
                                Certificates (calculated for this purpose only
                                after taking into account distributions of
                                principal on the mortgage loans but prior to
                                principal distributions to the certificates) is
                                greater than or equal to [12.50]%.

TRIGGER EVENT:                  A Trigger Event is in effect with respect to any
                                Distribution Date if either (i) the three-month
                                rolling average of mortgage loans delinquent 60
                                days or more exceeds [15]% of the aggregate
                                principal balance of the mortgage loans at the
                                end of the related due period, or (ii) losses
                                incurred since the Closing Date as a percentage
                                of the sum of (x) the aggregate scheduled
                                principal balance of the Closing Date Mortgage
                                Loans as of the related Cut-off Date and (y) the
                                initial Pre-funding Amount are greater than
                                amounts that will be specified in the related
                                prospectus supplement.

                                CREDIT ENHANCEMENT
                                ------------------

CREDIT ENHANCEMENT:             Credit enhancement for the structure is
                                provided by the following:

                                Subordination: The Class O Certificates are subordinate to the Class B Certificates. The
                                Class B Certificates are subordinate to the Class M Certificates. The Class M Certificates are subordinate to the Class I Certificates, Class A Certificates and Class AIO Certificates.
                                The rights of the holders of Class M
                                Certificates with higher numerical designations will be subordinate to the rights of the holders of Class M Certificates with lower numerical designations. The Class A Certificates and Class
                                AIO Certificates are subordinate to the Class I
                                Certificates.

-------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------

                                Expected Credit Support
                                -----------------------

                                Class             Initial Credit Support*            Credit Support After Stepdown*
                                -----             -----------------------            ------------------------------
                                A                        [6.25%]                                  [12.50%]
                                M-1                      [4.25%]                                   [8.50%]
                                M-2                      [2.75%]                                   [5.50%]
                                M-3                      [1.75%]                                   [3.50%]
                                B                        [1.25%]                                   [2.50%]
                                *Approximate.

                                Overcollateralization: Overcollateralization
                                will initially be approximately $9,375,000 (the "Overcollateralization Amount"), or approximately [1.25]% of the sum of (x) the aggregate principal balance of the Closing Date Mortgage Loans as of the related Cut-off Date and (y) the initial Pre-funding Amount. Overcollateralization, represented by the Class O Certificates, is available for the benefit of all classes of Offered Certificates, the Class I Certificates and the Class B Certificates. The Overcollateralization Amount, if reduced, will NOT be increased at a later date through the application of "excess interest" or otherwise.

                                Mortgage Insurance: All of the Initial Mortgage Loans with an original loan-to-value ratio in excess of 60% are covered by a mortgage insurance policy issued by PMI Mortgage Insurance Co. ("PMI") or Mortgage Guaranty Insurance Corp. ("MGIC") (such loans are the "Insured Mortgage Loans"). Approximately 94.11% of the Initial Mortgage Loans have an original loan-to-value ratio in excess of 60% AND are insured. Additionally, approximately 5.89% of the Initial Mortgage Loans have an original loan-to-value ratio less than or equal to 60% AND are not insured.

                                The Seller has acquired, on behalf of the Trust, loan-level mortgage insurance policies for all of the Initial Mortgage Loans with an original loan-to-value ratio in excess of 60%. Each mortgage insurance policy provided by PMI and MGIC insures a portion of the loss on the related mortgage loan to a level where the uninsured exposure of the mortgage loan is reduced to an amount equal to 51% and 55%, respectively, of the original loan-to-value ratio of such mortgage loan. Approximately 47.90% and 52.10% of the Insured Mortgage Loans are insured by PMI and MGIC, respectively.

                                The terms and conditions of the mortgage insurance policies are further discussed in "Mortgage Insurance Policies" herein.

                                Cross-Collateralization: The mortgage loans are divided into two Groups. The Class A-1 Certificates and Class A-2 Certificates are each primarily supported by the Group I Mortgage Loans and Group II Mortgage Loans, respectively. Under certain circumstances, as described herein, each class of Class A Certificates will be able to receive payments from collections on its respective Group, and each such class holds a contingent interest in the Group related to the other class of Class A Certificates. To the extent that available funds from one Group is insufficient to make a required payment of interest or principal to its related class of Class A Certificates, then any remaining available funds from the other Group may be used in order to make such required payment of interest or principal. Both Groups will support the Class I Certificates, Class AIO Certificates, Class P Certificates, Class M Certificates and Class B Certificates.

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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------
                                     - 16 -

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------



ALLOCATION OF LOSSES:           Any realized losses (net of amounts covered by a
                                mortgage insurance policy) on the mortgage loans will be allocated in the following order of priority: FIRST, to the Overcollateralization
                                Amount, which is represented by the Class O
                                Certificates, SECOND, to the Class B
                                Certificates, THIRD, to the Class M-3
                                Certificates, FOURTH, to the Class M-2
                                Certificates, and FIFTH, to the Class M-1
                                Certificates.

                                The pooling and servicing agreement does not permit the allocation of realized losses to the Class I Certificates, Class A-1 Certificates, Class A-2 Certificates, Class AIO Certificates, or Class P Certificates. Investors in the Class A-1 Certificates and Class A-2 Certificates should note that although realized losses cannot be allocated to the Class A-1 Certificates and Class A-2 Certificates, under certain loss scenarios there will not be enough principal and interest on the mortgage loans to pay to the Class A-1 Certificates and Class A-2 Certificates all interest and principal amounts to which they are then entitled.

                                Once realized losses have been allocated to reduce the certificate principal balance of the Class B Certificates and Class M Certificates, such certificate principal balances will no longer accrue interest nor will such amounts thereafter be reinstated.

MORTGAGE INSURANCE POLICIES:    As of the Cut-off Date, approximately 47.90% and
                                52.10% of the Insured Mortgage Loans are covered by policies issued by PMI and MGIC, respectively. Each mortgage insurance policy insures certain losses on the principal balance of each such mortgage loan in an amount generally equal to, at the option of insurer, either:

                                The sum of (i) the principal balance of the mortgage loan, (ii) unpaid accumulated interest due on the mortgage loan at the mortgage rate (for a maximum period of two years) and (iii) the amount of certain advances (such as hazard insurance, taxes, maintenance expenses and foreclosure costs) made by the Servicer, reduced by certain mitigating amounts collected with respect thereto (collectively, the "Loss Amount") in which case the mortgage insurer would take title to the mortgaged property, or

                                An amount equal to the product of (i) the Loss Amount and (ii) the percentage of coverage (the "Coverage Percentage") specified in the mortgage insurance policy, in which case the issuer would retain title to (and the proceeds obtained in a foreclosure and sale of) the mortgaged property.

                                The minimum Coverage Percentage specified in each mortgage insurance policy will be different depending upon the Original Loan-to-Value Ratio of the related mortgage loan (mortgage loans with higher Loan-to-Value Ratios will generally have a higher Coverage Percentage and mortgage loans with lower Loan-to-Value Ratios will generally have a lower Coverage Percentage). However, for each Insured Mortgage Loan, the related Coverage Percentage will be a percentage sufficient to insure such mortgage loan to an effective Loan-to-Value Ratio of 51% for loans insured by PMI and 55% for loans insured by MGIC. Each mortgage insurance policy will remain in place for the life of the related mortgage loan.


-------------------------------------------------------------------------------
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          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                                Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan. Premiums payable on the mortgage insurance policies (the "MI Premiums") will be paid monthly by the Servicer with funds withdrawn from the collection account with respect to the related mortgage loans.

CONVERSION FEATURE OF           Approximately 66.24% of the Initial Mortgage
ADJUSTABLE-RATE LOANS:          Loans are, at the borrower's option, subject to
                                conversion during a certain period into
                                fixed-rate loans at a rate not to exceed 600 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property;
                                (c) the value of the property has not declined since the date of the original loan; and (d) the borrower meets the Servicer's property and credit standards.

REMOVAL OF CONVERTED LOANS      In the event of a conversion of a mortgage loan
PURSUANT TO THE CONVERSION      from an adjustable-rate to a fixed-rate,
FEATURE:                        NovaStar Capital, Inc., an affiliate of the
                                Seller and Servicer, will be obligated to purchase the mortgage loan from the pool at the outstanding principal balance of the mortgage loan. That is, the converted loans will be bought out of, and thus removed from, the pool after the conversion, causing an acceleration of principal distributions on the Certificates in accordance with their terms due to a prepayment of the pool. The purchase obligation of NovaStar
                                Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company whose stock trades on the New York Stock
                                Exchange under the symbol NFI.





-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
THE FOLLOWING TABLES DESCRIBE THE INITIAL MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE. AFTER THE STATISTICAL CALCULATION DATE AND PRIOR TO THE CLOSING DATE, ADDITIONAL MORTGAGE LOANS WILL BE ADDED TO THE INITIAL MORTGAGE LOANS TO COMPRISE THE CLOSING DATE MORTGAGE LOANS. THE ADDITIONAL MORTGAGE LOANS WILL CONSIST OF MORTGAGE LOANS CLOSED AFTER THE STATISTICAL CALCULATION DATE AND PRIOR TO THE CLOSING DATE. ADDITIONALLY, AFTER THE STATISTICAL CALCULATION DATE, SUBSEQUENT MORTGAGE LOANS WILL BE ADDED TO THE TRUST. THE SUBSEQUENT MORTGAGE LOANS WILL CONSIST OF MORTGAGE LOANS CLOSED AFTER BOTH THE STATISTICAL CALCULATION DATE AND THE CLOSING DATE. IT IS EXPECTED THAT THE COMPOSITION AND CHARACTERISTICS OF THE ADDITIONAL MORTGAGE LOANS AND THE SUBSEQUENT MORTGAGE LOANS WILL BE SIMILAR TO THE COMPOSITION AND CHARACTERISTICS OF THE INITIAL MORTGAGE LOANS IN ALL MATERIAL RESPECTS.

THE INFORMATION SET FORTH HEREIN REGARDING THE INITIAL MORTGAGE LOANS IS CALCULATED AS OF THE STATISTICAL CALCULATION DATE (AFTER GIVING EFFECT TO SCHEDULED PAYMENTS DUE SEPTEMBER 1, 2002).

THE FOLLOWING INFORMATION IS PRELIMINARY AND WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN ANY SUBSEQUENT TERM SHEETS AND THE PROSPECTUS SUPPLEMENT.
-------------------------------------------------------------------------------





-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

SUMMARY STATISTICS
---------------------------------------------------------------------------------------
     PRINCIPAL BALANCE                                              $216,298,597.29
         Number of Mortgage Loans                                             1,542
         Minimum                                                         $38,402.77
         Maximum                                                        $799,489.87
         Average                                                        $140,271.46
     ORIGINAL LTV RATIO
         Minimum                                                             19.50%
         Maximum                                                            100.00%
         Weighted Average                                                    80.31%
     CURRENT INTEREST RATE
         Minimum                                                             6.250%
         Maximum                                                            12.250%
         Weighted Average                                                    8.493%
     FICO SCORE
         Minimum                                                                504
         Maximum                                                                817
         Weighted Average                                                       638
     REMAINING TERM
         Minimum                                                                118
         Maximum                                                                360
         Weighted Average                                                       335
     PRODUCT TYPE
         Fully Amortizing Fixed Rate Mortgage Loans                          14.12%
         Fully Amortizing Adjustable Rate Mortgage Loans                     75.57%
         Fixed Rate Balloon Mortgage Loans                                   10.31%
     LIEN POSITION
         First Lien                                                         100.00%
     PROPERTY TYPE
         Single Family Residence                                             74.06%
         PUD                                                                 15.90%
         Multi-Unit                                                           5.02%
         Condo                                                                5.02%
     OCCUPANCY STATUS
         Primary                                                             93.12%
         Investment (Non-Owner Occupied)                                      4.78%
         Secondary                                                            1.24%
         Investment (Owner Occupied)                                          0.85%
     GEOGRAPHIC CONCENTRATION (>5.00%)
         California                                                          19.78%
         Florida                                                             13.60%
         Number of States*                                                       46
         Largest Zip Code Concentration (94533)                               0.48%
     % OF LOANS WITH PREPAYMENT PENALTIES                                    83.81%
     % OF LOANS WITH MORTGAGE INSURANCE                                      94.11%
     *Includes the District of Columbia
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

SUMMARY STATISTICS OF ADJUSTABLE RATE CHARACTERISTICS
---------------------------------------------------------------------------------------
     PRINCIPAL BALANCE                                              $163,461,940.00
     PRODUCT TYPE
         2/28 Mortgage Loan                                                  93.19%
         3/27 Mortgage Loan                                                   6.81%
     INDEX TYPE
         6-Month LIBOR                                                      100.00%
     GROSS MARGIN
         Minimum                                                             3.875%
         Maximum                                                             8.410%
         Weighted Average                                                    5.756%
     MINIMUM INTEREST RATE
         Minimum                                                             6.250%
         Maximum                                                            11.500%
         Weighted Average                                                    8.458%
     MAXIMUM INTEREST RATE
         Minimum                                                            13.250%
         Maximum                                                            18.500%
         Weighted Average                                                   15.458%
     INITIAL INTEREST RATE CAP
         Minimum                                                             3.000%
         Maximum                                                             3.000%
         Weighted Average                                                    3.000%
     PERIODIC INTEREST RATE CAP
         Minimum                                                             1.000%
         Maximum                                                             1.000%
         Weighted Average                                                    1.000%
     MONTHS TO ROLL
         Minimum                                                                 18
         Maximum                                                                 35
         Weighted Average                                                        23

---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              NUMBER OF INITIAL            OUTSTANDING          % OF AGGREGATE
CURRENT INTEREST RATE (%)                      MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
 6.001 to  6.500                                                19           $3,380,352.70                  1.56%
 6.501 to  7.000                                                75           12,630,786.03                   5.84
 7.001 to  7.500                                               141           22,437,493.50                  10.37
 7.501 to  8.000                                               289           43,935,870.13                  20.31
 8.001 to  8.500                                               249           38,542,697.80                  17.82
 8.501 to  9.000                                               328           44,821,338.49                  20.72
 9.001 to  9.500                                               166           21,252,790.64                   9.83
 9.501 to 10.000                                               150           16,173,895.45                   7.48
10.001 to 10.500                                                61            6,741,102.84                   3.12
10.501 to 11.000                                                40            3,928,204.05                   1.82
11.001 to 11.500                                                12            1,205,894.85                   0.56
11.501 to 12.000                                                10            1,029,126.68                   0.48
12.001 to 12.500                                                 2              219,044.13                   0.10
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,542         $216,298,597.29                100.00%
========================================   ========================    ====================   ====================

                                              NUMBER OF INITIAL            OUTSTANDING          % OF AGGREGATE
PRINCIPAL BALANCE ($)                          MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
 25,000.01 to  50,000.00                                        77           $3,494,236.50                  1.62%
 50,000.01 to  75,000.00                                       224           14,165,135.36                   6.55
 75,000.01 to 100,000.00                                       258           22,722,456.06                  10.51
100,000.01 to 125,000.00                                       270           30,257,040.90                  13.99
125,000.01 to 150,000.00                                       193           26,451,800.58                  12.23
150,000.01 to 175,000.00                                       136           22,082,714.68                  10.21
175,000.01 to 200,000.00                                       101           18,843,694.20                   8.71
200,000.01 to 225,000.00                                        69           14,628,462.41                   6.76
225,000.01 to 250,000.00                                        60           14,211,362.09                   6.57
250,000.01 to 275,000.00                                        42           10,964,887.23                   5.07
275,000.01 to 300,000.00                                        39           11,256,198.37                   5.20
300,000.01 to 325,000.00                                        26            8,098,780.21                   3.74
325,000.01 to 350,000.00                                        17            5,748,833.96                   2.66
350,000.01 to 375,000.00                                         4            1,446,210.29                   0.67
375,000.01 to 400,000.00                                         8            3,122,981.53                   1.44
400,000.01 to 425,000.00                                         2              844,024.37                   0.39
425,000.01 to 450,000.00                                         4            1,749,623.94                   0.81
450,000.01 to 475,000.00                                         4            1,860,100.62                   0.86
475,000.01 to 500,000.00                                         4            1,960,838.49                   0.91
500,000.01 to 525,000.00                                         1              519,552.29                   0.24
525,000.01 to 550,000.00                                         2            1,070,173.34                   0.49
775,000.01 to 800,000.00                                         1              799,489.87                   0.37
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,542         $216,298,597.29                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              NUMBER OF INITIAL            OUTSTANDING          % OF AGGREGATE
FICO SCORE                                     MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
Unknown                                                          1              $41,385.29                  0.02%
501 to 510                                                       1               41,982.85                   0.02
511 to 520                                                       2              142,842.86                   0.07
521 to 530                                                      22            2,291,145.32                   1.06
531 to 540                                                      22            2,720,746.36                   1.26
541 to 550                                                      28            3,469,032.40                   1.60
551 to 560                                                      49            6,067,700.13                   2.81
561 to 570                                                      45            5,089,721.09                   2.35
571 to 580                                                      71            9,801,080.99                   4.53
581 to 590                                                      96           13,317,939.05                   6.16
591 to 600                                                      91           11,793,398.22                   5.45
601 to 610                                                     100           14,571,976.55                   6.74
611 to 620                                                     107           13,537,667.01                   6.26
621 to 630                                                     111           15,688,223.55                   7.25
631 to 640                                                     132           18,456,817.99                   8.53
641 to 650                                                     108           15,683,456.07                   7.25
651 to 660                                                      86           13,750,342.90                   6.36
661 to 670                                                     116           18,161,600.70                   8.40
671 to 680                                                      81           11,612,287.78                   5.37
681 to 690                                                      53            7,475,006.60                   3.46
691 to 700                                                      34            5,958,215.36                   2.75
701 to 710                                                      39            5,945,282.35                   2.75
711 to 720                                                      30            4,213,666.54                   1.95
721 to 730                                                      29            3,928,522.00                   1.82
731 to 740                                                      29            4,214,113.24                   1.95
741 to 750                                                      21            2,968,564.40                   1.37
751 to 760                                                      12            1,745,817.53                   0.81
761 to 770                                                       7              936,823.39                   0.43
771 to 780                                                       9            1,448,559.62                   0.67
781 to 790                                                       7              823,493.53                   0.38
791 to 800                                                       1               60,765.91                   0.03
801 to 810                                                       1              135,904.01                   0.06
811 to 820                                                       1              204,515.70                   0.09
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,542         $216,298,597.29                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------

                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              NUMBER OF INITIAL            OUTSTANDING          % OF AGGREGATE
ORIGINAL LTV RATIO (%)                         MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
15.01 to  20.00                                                  1              $77,948.98                  0.04%
20.01 to  25.00                                                  3              264,678.67                   0.12
25.01 to  30.00                                                  4              355,657.08                   0.16
30.01 to  35.00                                                  3              410,506.74                   0.19
35.01 to  40.00                                                 11              884,519.98                   0.41
40.01 to  45.00                                                 11            1,333,376.59                   0.62
45.01 to  50.00                                                 16            2,468,953.95                   1.14
50.01 to  55.00                                                 25            2,536,658.85                   1.17
55.01 to  60.00                                                 40            4,403,769.29                   2.04
60.01 to  65.00                                                 54            8,543,891.11                   3.95
65.01 to  70.00                                                132           16,971,515.64                   7.85
70.01 to  75.00                                                136           18,283,164.70                   8.45
75.01 to  80.00                                                488           69,276,110.68                  32.03
80.01 to  85.00                                                162           23,015,601.75                  10.64
85.01 to  90.00                                                260           40,080,043.33                  18.53
90.01 to  95.00                                                133           19,203,508.23                   8.88
95.01 to 100.00                                                 63            8,188,691.72                   3.79
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,542         $216,298,597.29                100.00%
========================================   ========================    ====================   ====================


REMAINING TERM                                NUMBER OF INITIAL            OUTSTANDING          % OF AGGREGATE
TO MATURITY (MONTHS)                           MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
109 to 120                                                       4             $306,914.06                  0.14%
169 to 180                                                     216           27,359,585.48                  12.65
229 to 240                                                      12            1,183,418.06                   0.55
289 to 300                                                       1               96,902.08                   0.04
337 to 348                                                       1              396,356.87                   0.18
349 to 360                                                   1,308          186,955,420.74                  86.43
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,542         $216,298,597.29                100.00%
========================================   ========================    ====================   ====================

                                              NUMBER OF INITIAL            OUTSTANDING          % OF AGGREGATE
OCCUPANCY STATUS                               MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
Primary                                                      1,411         $201,422,940.02                 93.12%
Investment (Non-Owner Occupied)                                103           10,344,835.48                   4.78
Secondary                                                       18            2,691,336.74                   1.24
Investment (Owner Occupied)                                     10            1,839,485.05                   0.85
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,542         $216,298,597.29                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              NUMBER OF INITIAL            OUTSTANDING          % OF AGGREGATE
RISK CLASSIFICATION                            MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
Unknown                                                         11           $1,153,217.61                  0.53%
AAA                                                            307           49,511,824.07                  22.89
AA                                                             263           34,854,082.51                  16.11
A+                                                              97           11,972,049.91                   5.53
A                                                              233           30,652,033.96                  14.17
A-                                                             103           13,536,108.97                   6.26
Alt A                                                          186           27,668,222.86                  12.79
B                                                               88           11,566,822.17                   5.35
B-                                                              13            1,614,082.78                   0.75
C                                                               12            1,013,911.48                   0.47
C-                                                               1              102,946.60                   0.05
FICO Enhanced                                                   94           12,506,164.24                   5.78
FICO Only                                                      134           20,147,130.13                   9.31
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,542         $216,298,597.29                100.00%
========================================   ========================    ====================   ====================

                                              NUMBER OF INITIAL            OUTSTANDING          % OF AGGREGATE
DOCUMENTATION TYPE                             MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
Full Documentation                                             868         $114,400,848.84                 52.89%
Stated Income                                                  474           72,310,385.33                  33.43
No Documentation                                                85           12,616,819.41                   5.83
No Income/No Asset Verification                                 67            9,808,836.62                   4.53
Limited Documentation                                           48            7,161,707.09                   3.31
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,542         $216,298,597.29                100.00%
========================================   ========================    ====================   ====================

                                              NUMBER OF INITIAL            OUTSTANDING          % OF AGGREGATE
PROPERTY TYPE                                  MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
Single Family Residence                                      1,172         $160,183,399.91                 74.06%
PUD                                                            210           34,388,173.94                  15.90
Condo                                                           87           10,864,001.53                   5.02
Multi-Unit                                                      73           10,863,021.91                   5.02
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,542         $216,298,597.29                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              NUMBER OF INITIAL            OUTSTANDING          % OF AGGREGATE
MORTGAGE LOAN TYPE                             MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
2/28 ARM - 6 Month LIBOR Index                               1,057         $152,327,145.79                 70.42%
3/27 ARM - 6 Month LIBOR Index                                  78           11,134,794.21                   5.15
15 Year Balloon                                                166           22,304,472.52                  10.31
10 Year Fixed Rate                                               4              306,914.06                   0.14
15 Year Fixed Rate                                              50            5,055,112.96                   2.34
20 Year Fixed Rate                                              12            1,183,418.06                   0.55
25 Year Fixed Rate                                               1               96,902.08                   0.04
30 Year Fixed Rate                                             174           23,889,837.61                  11.04
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,542         $216,298,597.29                100.00%
========================================   ========================    ====================   ====================

                                              NUMBER OF INITIAL            OUTSTANDING          % OF AGGREGATE
LOAN PURPOSE                                   MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
Cashout                                                        781         $107,857,053.83                 49.86%
Purchase                                                       623           88,198,757.93                  40.78
Rate/Term Refinance                                            138           20,242,785.53                   9.36
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,542         $216,298,597.29                100.00%
========================================   ========================    ====================   ====================

                                              NUMBER OF INITIAL            OUTSTANDING          % OF AGGREGATE
MORTGAGE INSURANCE PROVIDER                    MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
MGIC                                                           747         $106,047,115.51                 49.03%
PMI                                                            681           97,515,411.65                  45.08
Uninsured                                                      114           12,736,070.13                   5.89
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,542         $216,298,597.29                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                    DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              NUMBER OF INITIAL            OUTSTANDING          % OF AGGREGATE
GEOGRAPHIC DISTRIBUTION                        MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
Arizona                                                         52           $7,428,501.77                  3.43%
Arkansas                                                         5              471,022.72                   0.22
California                                                     222           42,791,921.91                  19.78
Colorado                                                        50            9,127,487.66                   4.22
Connecticut                                                     19            3,268,313.21                   1.51
Delaware                                                         5              670,002.89                   0.31
District of Columbia                                            10            1,551,854.84                   0.72
Florida                                                        239           29,410,408.28                  13.60
Georgia                                                         57            7,350,324.94                   3.40
Idaho                                                           11            1,194,356.42                   0.55
Illinois                                                        35            4,365,936.46                   2.02
Indiana                                                         39            3,561,563.06                   1.65
Iowa                                                             1               55,198.24                   0.03
Kansas                                                          15            1,724,434.89                   0.80
Kentucky                                                        20            2,063,942.30                   0.95
Louisiana                                                       35            3,353,162.07                   1.55
Maine                                                            2              234,773.19                   0.11
Maryland                                                        26            3,687,228.67                   1.70
Massachusetts                                                   23            4,250,539.96                   1.97
Michigan                                                        66            7,848,168.02                   3.63
Minnesota                                                       19            2,374,473.95                   1.10
Mississippi                                                     17            1,526,573.40                   0.71
Missouri                                                        37            3,378,405.94                   1.56
Montana                                                          1              163,311.18                   0.08
Nebraska                                                         2              179,648.42                   0.08
Nevada                                                          40            6,230,459.20                   2.88
New Hampshire                                                    3              510,385.95                   0.24
New Jersey                                                      29            5,463,533.67                   2.53
New Mexico                                                       9            1,272,483.92                   0.59
New York                                                        41            7,342,494.99                   3.39
North Carolina                                                  48            6,879,099.00                   3.18
Ohio                                                            76            7,491,252.71                   3.46
Oklahoma                                                        15            1,565,599.24                   0.72
Oregon                                                          12            1,879,637.79                   0.87
Pennsylvania                                                    25            2,582,235.89                   1.19
Rhode Island                                                     6              795,343.63                   0.37
South Carolina                                                   7            1,377,627.63                   0.64
Tennessee                                                       34            3,906,648.59                   1.81
Texas                                                           67            8,554,689.59                   3.96
Utah                                                            12            1,901,159.13                   0.88
Vermont                                                          1              149,880.05                   0.07
Virginia                                                        32            5,921,603.66                   2.74
Washington                                                      43            6,876,192.16                   3.18
West Virginia                                                    9              917,929.01                   0.42
Wisconsin                                                       20            2,179,607.66                   1.01
Wyoming                                                          5              469,179.43                   0.22
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,542         $216,298,597.29                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


            DESCRIPTION OF THE INITIAL ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                % OF AGGREGATE
                                              NUMBER OF INITIAL            OUTSTANDING         INITIAL ARM LOAN
GROSS MARGIN (%)                                  ARM LOANS             PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
3.501 to 4.000                                                   4             $589,900.89                  0.36%
4.001 to 4.500                                                  34            4,930,984.90                   3.02
4.501 to 5.000                                                 121           18,335,788.89                  11.22
5.001 to 5.500                                                 263           38,122,699.44                  23.32
5.501 to 6.000                                                 324           47,639,088.61                  29.14
6.001 to 6.500                                                 261           37,318,263.37                  22.83
6.501 to 7.000                                                 108           14,369,201.19                   8.79
7.001 to 7.500                                                  17            1,798,371.84                   1.10
7.501 to 8.000                                                   1              142,397.69                   0.09
8.001 to 8.500                                                   2              215,243.18                   0.13
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,135         $163,461,940.00                100.00%
========================================   ========================    ====================   ====================

                                                                                                % OF AGGREGATE
                                              NUMBER OF INITIAL            OUTSTANDING         INITIAL ARM LOAN
MINIMUM INTEREST RATE (%)                         ARM LOANS             PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
 6.001 to  6.500                                                11           $1,851,449.81                  1.13%
 6.501 to  7.000                                                60           10,310,212.05                   6.31
 7.001 to  7.500                                               102           17,387,572.58                  10.64
 7.501 to  8.000                                               203           31,433,799.05                  19.23
 8.001 to  8.500                                               182           28,486,251.05                  17.43
 8.501 to  9.000                                               271           37,791,441.04                  23.12
 9.001 to  9.500                                               138           17,759,103.57                  10.86
 9.501 to 10.000                                               117           12,983,676.81                   7.94
10.001 to 10.500                                                37            3,993,679.54                   2.44
10.501 to 11.000                                                10            1,114,538.29                   0.68
11.001 to 11.500                                                 4              350,216.21                   0.21
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,135         $163,461,940.00                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------



            DESCRIPTION OF THE INITIAL ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                % OF AGGREGATE
                                              NUMBER OF INITIAL            OUTSTANDING         INITIAL ARM LOAN
MAXIMUM INTEREST RATE (%)                         ARM LOANS             PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
13.001 to 13.500                                                11           $1,851,449.81                  1.13%
13.501 to 14.000                                                60           10,310,212.05                   6.31
14.001 to 14.500                                               102           17,387,572.58                  10.64
14.501 to 15.000                                               203           31,433,799.05                  19.23
15.001 to 15.500                                               182           28,486,251.05                  17.43
15.501 to 16.000                                               271           37,791,441.04                  23.12
16.001 to 16.500                                               138           17,759,103.57                  10.86
16.501 to 17.000                                               117           12,983,676.81                   7.94
17.001 to 17.500                                                37            3,993,679.54                   2.44
17.501 to 18.000                                                10            1,114,538.29                   0.68
18.001 to 18.500                                                 4              350,216.21                   0.21
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,135         $163,461,940.00                100.00%
========================================   ========================    ====================   ====================

                                                                                                % OF AGGREGATE
                                              NUMBER OF INITIAL            OUTSTANDING         INITIAL ARM LOAN
INITIAL INTEREST RATE CAP (%)                     ARM LOANS             PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
3.000                                                        1,135         $163,461,940.00                100.00%
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,135         $163,461,940.00                100.00%
========================================   ========================    ====================   ====================

                                                                                                % OF AGGREGATE
                                              NUMBER OF INITIAL            OUTSTANDING         INITIAL ARM LOAN
PERIODIC INTEREST RATE CAP (%)                    ARM LOANS             PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
1.000                                                        1,135         $163,461,940.00                100.00%
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,135         $163,461,940.00                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------




            DESCRIPTION OF THE INITIAL ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                % OF AGGREGATE
                                              NUMBER OF INITIAL            OUTSTANDING         INITIAL ARM LOAN
NEXT INTEREST RATE ADJUSTMENT DATE                ARM LOANS             PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
March 2004                                                       1              $50,416.57                  0.03%
April 2004                                                       7            1,487,315.84                   0.91
May 2004                                                         9            1,543,296.07                   0.94
June 2004                                                       20            3,160,525.84                   1.93
July 2004                                                      496           71,118,508.64                  43.51
August 2004                                                    520           74,403,363.50                  45.52
September 2004                                                   5              960,076.20                   0.59
May 2005                                                         1              205,939.09                   0.13
July 2005                                                       37            4,791,514.60                   2.93
August 2005                                                     39            5,740,983.65                   3.51
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                        1,135         $163,461,940.00                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------




                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


SUMMARY STATISTICS
---------------------------------------------------------------------------------------
     PRINCIPAL BALANCE                                              $183,872,876.01
         Number of Mortgage Loans                                             1,392
         Minimum                                                         $38,402.77
         Maximum                                                        $347,735.20
         Average                                                        $132,092.58
     ORIGINAL LTV RATIO
         Minimum                                                             19.50%
         Maximum                                                            100.00%
         Weighted Average                                                    80.80%
     CURRENT INTEREST RATE
         Minimum                                                             6.250%
         Maximum                                                            12.250%
         Weighted Average                                                    8.535%
     FICO SCORE
         Minimum                                                                504
         Maximum                                                                817
         Weighted Average                                                       637
     REMAINING TERM
         Minimum                                                                118
         Maximum                                                                360
         Weighted Average                                                       333
     PRODUCT TYPE
         Fully Amortizing Fixed Rate Mortgage Loans                          12.89%
         Fully Amortizing Adjustable Rate Mortgage Loans                     76.00%
         Fixed Rate Balloon Mortgage Loans                                   11.11%
     LIEN POSITION
         First Lien                                                         100.00%
     PROPERTY TYPE
         Single Family Residence                                             73.97%
         PUD                                                                 15.56%
         Multi-Unit                                                           5.70%
         Condo                                                                4.77%
     OCCUPANCY STATUS
         Primary                                                             92.30%
         Investment (Non-Owner Occupied)                                      5.40%
         Secondary                                                            1.29%
         Investment (Owner Occupied)                                          1.00%
     GEOGRAPHIC CONCENTRATION (>5.00%)
         California                                                          19.49%
         Florida                                                             13.13%
         Number of States*                                                       46
         Largest Zip Code Concentration (33470)                               0.46%
     % OF LOANS WITH PREPAYMENT PENALTIES                                    84.61%
     % OF LOANS WITH MORTGAGE INSURANCE                                      94.29%
     *Includes the District of Columbia
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------




                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

SUMMARY STATISTICS OF ADJUSTABLE RATE CHARACTERISTICS
---------------------------------------------------------------------------------------
     PRINCIPAL BALANCE                                              $139,743,781.93
     PRODUCT TYPE
         2/28 Mortgage Loan                                                  93.30%
         3/27 Mortgage Loan                                                   6.70%
     INDEX TYPE
         6-Month LIBOR                                                      100.00%
     GROSS MARGIN
         Minimum                                                             3.875%
         Maximum                                                             7.875%
         Weighted Average                                                    5.768%
     MINIMUM INTEREST RATE
         Minimum                                                             6.250%
         Maximum                                                            11.500%
         Weighted Average                                                    8.489%
     MAXIMUM INTEREST RATE
         Minimum                                                            13.250%
         Maximum                                                            18.500%
         Weighted Average                                                   15.489%
     INITIAL INTEREST RATE CAP
         Minimum                                                             3.000%
         Maximum                                                             3.000%
         Weighted Average                                                    3.000%
     PERIODIC INTEREST RATE CAP
         Minimum                                                             1.000%
         Maximum                                                             1.000%
         Weighted Average                                                    1.000%
     MONTHS TO ROLL
         Minimum                                                                 18
         Maximum                                                                 35
         Weighted Average                                                        23

---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------




                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                              NUMBER OF INITIAL                                  % OF AGGREGATE
                                                   GROUP I                 OUTSTANDING          INITIAL GROUP I
CURRENT INTEREST RATE (%)                       MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
 6.001 to  6.500                                                 15          $2,445,879.21                    1.33%
 6.501 to  7.000                                                 65           9,770,782.41                    5.31
 7.001 to  7.500                                                126          19,355,110.92                   10.53
 7.501 to  8.000                                                249          35,999,497.22                   19.58
 8.001 to  8.500                                                231          32,328,520.95                   17.58
 8.501 to  9.000                                                298          38,560,674.46                   20.97
 9.001 to  9.500                                                147          17,457,630.16                    9.49
 9.501 to 10.000                                                141          15,290,950.14                    8.32
10.001 to 10.500                                                 59           6,563,766.02                    3.57
10.501 to 11.000                                                 39           3,861,225.17                    2.10
11.001 to 11.500                                                 11           1,057,995.25                    0.58
11.501 to 12.000                                                 10           1,029,126.68                    0.56
12.001 to 12.500                                                  1             151,717.42                    0.08
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,392        $183,872,876.01                 100.00%
========================================   =========================   ====================   =====================

                                              NUMBER OF INITIAL                                  % OF AGGREGATE
                                                   GROUP I                 OUTSTANDING          INITIAL GROUP I
PRINCIPAL BALANCE ($)                           MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
 25,000.01 to  50,000.00                                         76          $3,451,877.00                    1.88%
 50,000.01 to  75,000.00                                        180          11,289,908.97                    6.14
 75,000.01 to 100,000.00                                        240          21,098,190.13                   11.47
100,000.01 to 125,000.00                                        257          28,850,103.56                   15.69
125,000.01 to 150,000.00                                        189          25,916,204.13                   14.09
150,000.01 to 175,000.00                                        134          21,746,722.49                   11.83
175,000.01 to 200,000.00                                        101          18,843,694.20                   10.25
200,000.01 to 225,000.00                                         69          14,628,462.41                    7.96
225,000.01 to 250,000.00                                         60          14,211,362.09                    7.73
250,000.01 to 275,000.00                                         42          10,964,887.23                    5.96
275,000.01 to 300,000.00                                         39          11,256,198.37                    6.12
300,000.01 to 325,000.00                                          3             932,030.51                    0.51
325,000.01 to 350,000.00                                          2             683,234.92                    0.37
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,392        $183,872,876.01                 100.00%
========================================   =========================   ====================   =====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------



                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                              NUMBER OF INITIAL                                  % OF AGGREGATE
                                                   GROUP I                 OUTSTANDING          INITIAL GROUP I
FICO SCORE                                      MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
Unknown                                                           1             $41,385.29                   0.02%
501 to 510                                                        1              41,982.85                    0.02
511 to 520                                                        1              79,912.09                    0.04
521 to 530                                                       22           2,291,145.32                    1.25
531 to 540                                                       20           2,347,044.09                    1.28
541 to 550                                                       26           3,323,846.69                    1.81
551 to 560                                                       45           5,769,281.39                    3.14
561 to 570                                                       40           4,674,067.37                    2.54
571 to 580                                                       64           8,520,758.17                    4.63
581 to 590                                                       86          11,658,317.06                    6.34
591 to 600                                                       84          10,718,652.24                    5.83
601 to 610                                                       87          11,474,966.31                    6.24
611 to 620                                                       96          11,453,474.44                    6.23
621 to 630                                                      105          13,942,974.35                    7.58
631 to 640                                                      117          14,953,414.97                    8.13
641 to 650                                                       96          12,394,299.48                    6.74
651 to 660                                                       74          10,517,802.44                    5.72
661 to 670                                                      107          16,176,184.70                    8.80
671 to 680                                                       73           9,369,847.95                    5.10
681 to 690                                                       48           6,199,769.66                    3.37
691 to 700                                                       29           4,681,698.30                    2.55
701 to 710                                                       35           5,058,717.20                    2.75
711 to 720                                                       28           3,454,353.59                    1.88
721 to 730                                                       29           3,928,522.00                    2.14
731 to 740                                                       25           3,485,761.33                    1.90
741 to 750                                                       20           2,838,340.33                    1.54
751 to 760                                                       11           1,410,781.31                    0.77
761 to 770                                                        5             776,577.43                    0.42
771 to 780                                                        7           1,064,318.51                    0.58
781 to 790                                                        7             823,493.53                    0.45
791 to 800                                                        1              60,765.91                    0.03
801 to 810                                                        1             135,904.01                    0.07
811 to 820                                                        1             204,515.70                    0.11
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,392        $183,872,876.01                 100.00%
========================================   =========================   ====================   =====================

DISCLAIMER HERE

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              NUMBER OF INITIAL                                  % OF AGGREGATE
                                                   GROUP I                 OUTSTANDING          INITIAL GROUP I
ORIGINAL LTV RATIO (%)                          MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
15.01 to  20.00                                                   1             $77,948.98                   0.04%
20.01 to  25.00                                                   3             264,678.67                    0.14
25.01 to  30.00                                                   4             355,657.08                    0.19
30.01 to  35.00                                                   3             410,506.74                    0.22
35.01 to  40.00                                                   9             708,675.83                    0.39
40.01 to  45.00                                                   8             807,145.07                    0.44
45.01 to  50.00                                                  12           1,545,790.98                    0.84
50.01 to  55.00                                                  23           2,120,051.35                    1.15
55.01 to  60.00                                                  37           4,212,383.06                    2.29
60.01 to  65.00                                                  45           5,972,402.69                    3.25
65.01 to  70.00                                                 112          13,315,874.90                    7.24
70.01 to  75.00                                                 115          15,046,348.95                    8.18
75.01 to  80.00                                                 439          58,545,751.20                   31.84
80.01 to  85.00                                                 153          20,453,713.70                   11.12
85.01 to  90.00                                                 241          34,772,459.20                   18.91
90.01 to  95.00                                                 128          17,448,371.00                    9.49
95.01 to 100.00                                                  59           7,815,116.61                    4.25
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,392        $183,872,876.01                 100.00%
========================================   =========================   ====================   =====================

                                              NUMBER OF INITIAL                                  % OF AGGREGATE
REMAINING TERM                                     GROUP I                 OUTSTANDING          INITIAL GROUP I
TO MATURITY (MONTHS)                            MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
109 to 120                                                        4            $306,914.06                   0.17%
169 to 180                                                      200          24,934,779.73                   13.56
229 to 240                                                        8             870,935.46                    0.47
289 to 300                                                        1              96,902.08                    0.05
349 to 360                                                    1,179         157,663,344.68                   85.75
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,392        $183,872,876.01                 100.00%
========================================   =========================   ====================   =====================

                                              NUMBER OF INITIAL                                  % OF AGGREGATE
                                                   GROUP I                 OUTSTANDING          INITIAL GROUP I
OCCUPANCY STATUS                                MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
Primary                                                       1,267        $169,718,236.91                  92.30%
Investment (Non-Owner Occupied)                                  98           9,937,127.39                    5.40
Secondary                                                        17           2,378,026.66                    1.29
Investment (Owner Occupied)                                      10           1,839,485.05                    1.00
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,392        $183,872,876.01                 100.00%
========================================   =========================   ====================   =====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              NUMBER OF INITIAL                                  % OF AGGREGATE
                                                   GROUP I                 OUTSTANDING          INITIAL GROUP I
RISK CLASSIFICATION                             MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
Unknown                                                          11          $1,153,217.61                   0.63%
AAA                                                             273          39,026,768.13                   21.22
AA                                                              237          30,074,850.06                   16.36
A+                                                               91          10,815,487.88                    5.88
A                                                               215          27,550,575.43                   14.98
A-                                                               84          10,193,911.57                    5.54
Alt A                                                           168          24,252,596.51                   13.19
B                                                                79          10,108,042.22                    5.50
B-                                                               13           1,614,082.78                    0.88
C                                                                12           1,013,911.48                    0.55
C-                                                                1             102,946.60                    0.06
FICO Enhanced                                                    91          12,305,472.81                    6.69
FICO Only                                                       117          15,661,012.93                    8.52
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,392        $183,872,876.01                 100.00%
========================================   =========================   ====================   =====================

                                              NUMBER OF INITIAL                                  % OF AGGREGATE
                                                   GROUP I                 OUTSTANDING          INITIAL GROUP I
DOCUMENTATION TYPE                              MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
Full Documentation                                              789         $99,875,022.18                  54.32%
Stated Income                                                   420          58,259,755.71                   31.68
No Documentation                                                 74          10,301,926.40                    5.60
No Income/No Asset Verification                                  65           9,412,250.34                    5.12
Limited Documentation                                            44           6,023,921.38                    3.28
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,392        $183,872,876.01                 100.00%
========================================   =========================   ====================   =====================

                                              NUMBER OF INITIAL                                  % OF AGGREGATE
                                                   GROUP I                 OUTSTANDING          INITIAL GROUP I
PROPERTY TYPE                                   MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
Single Family Residence                                       1,058        $136,004,913.04                  73.97%
PUD                                                             189          28,616,582.36                   15.56
Multi-Unit                                                       68          10,489,278.91                    5.70
Condo                                                            77           8,762,101.70                    4.77
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,392        $183,872,876.01                 100.00%
========================================   =========================   ====================   =====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              NUMBER OF INITIAL                                  % OF AGGREGATE
                                                   GROUP I                 OUTSTANDING          INITIAL GROUP I
MORTGAGE LOAN TYPE                              MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
2/28 ARM - 6 Month LIBOR Index                                  962        $130,381,724.65                  70.91%
3/27 ARM - 6 Month LIBOR Index                                   72           9,362,057.28                    5.09
15 Year Balloon                                                 156          20,426,482.52                   11.11
10 Year Fixed Rate                                                4             306,914.06                    0.17
15 Year Fixed Rate                                               44           4,508,297.21                    2.45
20 Year Fixed Rate                                                8             870,935.46                    0.47
25 Year Fixed Rate                                                1              96,902.08                    0.05
30 Year Fixed Rate                                              145          17,919,562.75                    9.75
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,392        $183,872,876.01                 100.00%
========================================   =========================   ====================   =====================

                                              NUMBER OF INITIAL                                  % OF AGGREGATE
                                                   GROUP I                 OUTSTANDING          INITIAL GROUP I
LOAN PURPOSE                                    MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
Cashout                                                         688         $90,267,577.38                  49.09%
Purchase                                                        580          77,757,393.25                   42.29
Rate/Term Refinance                                             124          15,847,905.38                    8.62
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,392        $183,872,876.01                 100.00%
========================================   =========================   ====================   =====================

                                              NUMBER OF INITIAL                                  % OF AGGREGATE
                                                   GROUP I                 OUTSTANDING          INITIAL GROUP I
MORTGAGE INSURANCE PROVIDER                     MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
MGIC                                                            668         $91,077,259.33                  49.53%
PMI                                                             624          82,292,778.92                   44.76
Uninsured                                                       100          10,502,837.76                    5.71
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,392        $183,872,876.01                 100.00%
========================================   =========================   ====================   =====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                DESCRIPTION OF THE INITIAL GROUP I MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              NUMBER OF INITIAL                                  % OF AGGREGATE
                                                   GROUP I                 OUTSTANDING          INITIAL GROUP I
GEOGRAPHIC DISTRIBUTION                         MORTGAGE LOANS          PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
Arizona                                                          48          $6,680,913.92                   3.63%
Arkansas                                                          5             471,022.72                    0.26
California                                                      201          35,828,110.89                   19.49
Colorado                                                         42           6,821,416.77                    3.71
Connecticut                                                      17           2,473,766.78                    1.35
Delaware                                                          4             602,562.98                    0.33
District of Columbia                                              9           1,202,381.99                    0.65
Florida                                                         208          24,147,485.37                   13.13
Georgia                                                          50           6,113,132.57                    3.32
Idaho                                                            11           1,194,356.42                    0.65
Illinois                                                         32           3,927,695.58                    2.14
Indiana                                                          35           3,321,881.41                    1.81
Iowa                                                              1              55,198.24                    0.03
Kansas                                                           15           1,724,434.89                    0.94
Kentucky                                                         20           2,063,942.30                    1.12
Louisiana                                                        34           3,281,203.49                    1.78
Maine                                                             2             234,773.19                    0.13
Maryland                                                         22           3,240,416.25                    1.76
Massachusetts                                                    21           3,510,311.36                    1.91
Michigan                                                         64           7,652,301.86                    4.16
Minnesota                                                        17           1,967,132.36                    1.07
Mississippi                                                      16           1,461,668.57                    0.79
Missouri                                                         35           3,245,612.38                    1.77
Montana                                                           1             163,311.18                    0.09
Nebraska                                                          2             179,648.42                    0.10
Nevada                                                           38           5,395,527.08                    2.93
New Hampshire                                                     3             510,385.95                    0.28
New Jersey                                                       26           4,258,532.54                    2.32
New Mexico                                                        7             900,007.60                    0.49
New York                                                         38           6,440,327.28                    3.50
North Carolina                                                   46           6,024,644.90                    3.28
Ohio                                                             72           6,955,690.50                    3.78
Oklahoma                                                         13           1,175,911.30                    0.64
Oregon                                                           12           1,879,637.79                    1.02
Pennsylvania                                                     20           2,000,381.86                    1.09
Rhode Island                                                      6             795,343.63                    0.43
South Carolina                                                    5             661,659.37                    0.36
Tennessee                                                        30           3,362,013.77                    1.83
Texas                                                            54           6,782,452.50                    3.69
Utah                                                             11           1,460,619.38                    0.79
Vermont                                                           1             149,880.05                    0.08
Virginia                                                         26           4,287,579.50                    2.33
Washington                                                       39           5,766,301.70                    3.14
West Virginia                                                     9             917,929.01                    0.50
Wisconsin                                                        20           2,179,607.66                    1.19
Wyoming                                                           4             403,760.75                    0.22
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,392        $183,872,876.01                 100.00%
========================================   =========================   ====================   =====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


        DESCRIPTION OF THE INITIAL GROUP I ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                 % OF AGGREGATE
                                                                                                INITIAL GROUP I
                                              NUMBER OF INITIAL            OUTSTANDING              ARM LOAN
GROSS MARGIN (%)                              GROUP I ARM LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
3.501 to 4.000                                                    4            $589,900.89                   0.42%
4.001 to 4.500                                                   28           3,803,814.43                    2.72
4.501 to 5.000                                                  105          15,344,475.70                   10.98
5.001 to 5.500                                                  237          32,019,581.71                   22.91
5.501 to 6.000                                                  296          39,846,799.81                   28.51
6.001 to 6.500                                                  245          33,549,270.71                   24.01
6.501 to 7.000                                                  101          12,649,169.15                    9.05
7.001 to 7.500                                                   17           1,798,371.84                    1.29
7.501 to 8.000                                                    1             142,397.69                    0.10
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,034        $139,743,781.93                 100.00%
========================================   =========================   ====================   =====================

                                                                                                 % OF AGGREGATE
                                                                                                INITIAL GROUP I
                                              NUMBER OF INITIAL            OUTSTANDING              ARM LOAN
MINIMUM INTEREST RATE (%)                     GROUP I ARM LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
 6.001 to  6.500                                                  8          $1,316,614.71                   0.94%
 6.501 to  7.000                                                 54           8,332,681.47                    5.96
 7.001 to  7.500                                                 93          14,826,409.22                   10.61
 7.501 to  8.000                                                178          25,788,861.58                   18.45
 8.001 to  8.500                                                171          24,727,974.48                   17.70
 8.501 to  9.000                                                247          32,447,893.19                   23.22
 9.001 to  9.500                                                122          14,592,357.46                   10.44
 9.501 to 10.000                                                111          12,319,937.51                    8.82
10.001 to 10.500                                                 36           3,926,297.81                    2.81
10.501 to 11.000                                                 10           1,114,538.29                    0.80
11.001 to 11.500                                                  4             350,216.21                    0.25
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,034        $139,743,781.93                 100.00%
========================================   =========================   ====================   =====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------



        DESCRIPTION OF THE INITIAL GROUP I ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                 % OF AGGREGATE
                                                                                                INITIAL GROUP I
                                              NUMBER OF INITIAL            OUTSTANDING              ARM LOAN
MAXIMUM INTEREST RATE (%)                     GROUP I ARM LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
13.001 to 13.500                                                  8          $1,316,614.71                   0.94%
13.501 to 14.000                                                 54           8,332,681.47                    5.96
14.001 to 14.500                                                 93          14,826,409.22                   10.61
14.501 to 15.000                                                178          25,788,861.58                   18.45
15.001 to 15.500                                                171          24,727,974.48                   17.70
15.501 to 16.000                                                247          32,447,893.19                   23.22
16.001 to 16.500                                                122          14,592,357.46                   10.44
16.501 to 17.000                                                111          12,319,937.51                    8.82
17.001 to 17.500                                                 36           3,926,297.81                    2.81
17.501 to 18.000                                                 10           1,114,538.29                    0.80
18.001 to 18.500                                                  4             350,216.21                    0.25
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,034        $139,743,781.93                 100.00%
========================================   =========================   ====================   =====================

                                                                                                 % OF AGGREGATE
                                                                                                INITIAL GROUP I
                                              NUMBER OF INITIAL            OUTSTANDING              ARM LOAN
INITIAL INTEREST RATE CAP (%)                 GROUP I ARM LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
3.000                                                         1,034        $139,743,781.93                 100.00%
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,034        $139,743,781.93                 100.00%
========================================   =========================   ====================   =====================


                                                                                                 % OF AGGREGATE
                                                                                                INITIAL GROUP I
                                              NUMBER OF INITIAL            OUTSTANDING              ARM LOAN
PERIODIC INTEREST RATE CAP (%)                GROUP I ARM LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
1.000                                                         1,034        $139,743,781.93                 100.00%
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,034        $139,743,781.93                 100.00%
========================================   =========================   ====================   =====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------



        DESCRIPTION OF THE INITIAL GROUP I ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                 % OF AGGREGATE
                                                                                                INITIAL GROUP I
                                              NUMBER OF INITIAL            OUTSTANDING              ARM LOAN
NEXT INTEREST RATE ADJUSTMENT DATE            GROUP I ARM LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   -------------------------   --------------------   ---------------------
April 2004                                                        6          $1,027,220.40                   0.74%
March 2004                                                        1              50,416.57                    0.04
May 2004                                                          8           1,187,741.65                    0.85
June 2004                                                        17           2,198,612.32                    1.57
July 2004                                                       454          61,877,721.46                   44.28
August 2004                                                     473          63,647,312.25                   45.55
September 2004                                                    3             392,700.00                    0.28
May 2005                                                          1             205,939.09                    0.15
July 2005                                                        37           4,791,514.60                    3.43
August 2005                                                      34           4,364,603.59                    3.12
----------------------------------------   -------------------------   --------------------   ---------------------
TOTAL                                                         1,034        $139,743,781.93                 100.00%
========================================   =========================   ====================   =====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------



               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

SUMMARY STATISTICS
---------------------------------------------------------------------------------------
     PRINCIPAL BALANCE                                               $32,425,721.28
         Number of Mortgage Loans                                               150
         Minimum                                                         $42,359.50
         Maximum                                                        $799,489.87
         Average                                                        $216,171.48
     ORIGINAL LTV RATIO
         Minimum                                                             38.60%
         Maximum                                                            100.00%
         Weighted Average                                                    77.49%
     CURRENT INTEREST RATE
         Minimum                                                             6.250%
         Maximum                                                            12.125%
         Weighted Average                                                    8.260%
     FICO SCORE
         Minimum                                                                520
         Maximum                                                                779
         Weighted Average                                                       643
     REMAINING TERM
         Minimum                                                                178
         Maximum                                                                360
         Weighted Average                                                       344
     PRODUCT TYPE
         Fully Amortizing Fixed Rate Mortgage Loans                          21.06%
         Fully Amortizing Adjustable Rate Mortgage Loans                     73.15%
         Fixed Rate Balloon Mortgage Loans                                    5.79%
     LIEN POSITION
         First Lien                                                         100.00%
     PROPERTY TYPE
         Single Family Residence                                             74.57%
         PUD                                                                 17.80%
         Multi-Unit                                                           1.15%
         Condo                                                                6.48%
     OCCUPANCY STATUS
         Primary                                                             97.78%
         Investment (Non-Owner Occupied)                                      1.26%
         Secondary                                                            0.97%
         Investment (Owner Occupied)                                          0.00%
     GEOGRAPHIC CONCENTRATION (>5.00%)
         California                                                          21.48%
         Florida                                                             16.23%
         Number of States*                                                       32
         Largest Zip Code Concentration (94503)                               2.47%
     % OF LOANS WITH PREPAYMENT PENALTIES                                    79.26%
     % OF LOANS WITH MORTGAGE INSURANCE                                      93.11%
     *Includes the District of Columbia
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------



               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

SUMMARY STATISTICS OF ADJUSTABLE RATE CHARACTERISTICS
---------------------------------------------------------------------------------------
     PRINCIPAL BALANCE                                               $23,718,158.07
     PRODUCT TYPE
         2/28 Mortgage Loan                                                  92.53%
         3/27 Mortgage Loan                                                   7.47%
     INDEX TYPE
         6-Month LIBOR                                                      100.00%
     GROSS MARGIN
         Minimum                                                             4.125%
         Maximum                                                             8.410%
         Weighted Average                                                    5.683%
     MINIMUM INTEREST RATE
         Minimum                                                             6.250%
         Maximum                                                            10.250%
         Weighted Average                                                    8.272%
     MAXIMUM INTEREST RATE
         Minimum                                                            13.250%
         Maximum                                                            17.250%
         Weighted Average                                                   15.272%
     INITIAL INTEREST RATE CAP
         Minimum                                                             3.000%
         Maximum                                                             3.000%
         Weighted Average                                                    3.000%
     PERIODIC INTEREST RATE CAP
         Minimum                                                             1.000%
         Maximum                                                             1.000%
         Weighted Average                                                    1.000%
     MONTHS TO ROLL
         Minimum                                                                 19
         Maximum                                                                 35
         Weighted Average                                                        23
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                              NUMBER OF INITIAL                                 % OF AGGREGATE
                                                  GROUP II                 OUTSTANDING         INITIAL GROUP II
CURRENT INTEREST RATE (%)                      MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
 6.001 to  6.500                                                 4             $934,473.49                  2.88%
 6.501 to  7.000                                                10            2,860,003.62                   8.82
 7.001 to  7.500                                                15            3,082,382.58                   9.51
 7.501 to  8.000                                                40            7,936,372.91                  24.48
 8.001 to  8.500                                                18            6,214,176.85                  19.16
 8.501 to  9.000                                                30            6,260,664.03                  19.31
 9.001 to  9.500                                                19            3,795,160.48                  11.70
 9.501 to 10.000                                                 9              882,945.31                   2.72
10.001 to 10.500                                                 2              177,336.82                   0.55
10.501 to 11.000                                                 1               66,978.88                   0.21
11.001 to 11.500                                                 1              147,899.60                   0.46
12.001 to 12.500                                                 1               67,326.71                   0.21
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          150          $32,425,721.28                100.00%
========================================   ========================    ====================   ====================

                                              NUMBER OF INITIAL                                 % OF AGGREGATE
                                                  GROUP II                 OUTSTANDING         INITIAL GROUP II
PRINCIPAL BALANCE ($)                          MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
 25,000.01 to  50,000.00                                         1              $42,359.50                  0.13%
 50,000.01 to  75,000.00                                        44            2,875,226.39                   8.87
 75,000.01 to 100,000.00                                        18            1,624,265.93                   5.01
100,000.01 to 125,000.00                                        13            1,406,937.34                   4.34
125,000.01 to 150,000.00                                         4              535,596.45                   1.65
150,000.01 to 175,000.00                                         2              335,992.19                   1.04
300,000.01 to 325,000.00                                        23            7,166,749.70                  22.10
325,000.01 to 350,000.00                                        15            5,065,599.04                  15.62
350,000.01 to 375,000.00                                         4            1,446,210.29                   4.46
375,000.01 to 400,000.00                                         8            3,122,981.53                   9.63
400,000.01 to 425,000.00                                         2              844,024.37                   2.60
425,000.01 to 450,000.00                                         4            1,749,623.94                   5.40
450,000.01 to 475,000.00                                         4            1,860,100.62                   5.74
475,000.01 to 500,000.00                                         4            1,960,838.49                   6.05
500,000.01 to 525,000.00                                         1              519,552.29                   1.60
525,000.01 to 550,000.00                                         2            1,070,173.34                   3.30
775,000.01 to 800,000.00                                         1              799,489.87                   2.47
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          150          $32,425,721.28                100.00%
========================================   ========================    ====================   ====================


-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------



               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              NUMBER OF INITIAL                                 % OF AGGREGATE
                                                  GROUP II                 OUTSTANDING         INITIAL GROUP II
FICO SCORE                                     MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
511 to 520                                                       1              $62,930.77                  0.19%
531 to 540                                                       2              373,702.27                   1.15
541 to 550                                                       2              145,185.71                   0.45
551 to 560                                                       4              298,418.74                   0.92
561 to 570                                                       5              415,653.72                   1.28
571 to 580                                                       7            1,280,322.82                   3.95
581 to 590                                                      10            1,659,621.99                   5.12
591 to 600                                                       7            1,074,745.98                   3.31
601 to 610                                                      13            3,097,010.24                   9.55
611 to 620                                                      11            2,084,192.57                   6.43
621 to 630                                                       6            1,745,249.20                   5.38
631 to 640                                                      15            3,503,403.02                  10.80
641 to 650                                                      12            3,289,156.59                  10.14
651 to 660                                                      12            3,232,540.46                   9.97
661 to 670                                                       9            1,985,416.00                   6.12
671 to 680                                                       8            2,242,439.83                   6.92
681 to 690                                                       5            1,275,236.94                   3.93
691 to 700                                                       5            1,276,517.06                   3.94
701 to 710                                                       4              886,565.15                   2.73
711 to 720                                                       2              759,312.95                   2.34
731 to 740                                                       4              728,351.91                   2.25
741 to 750                                                       1              130,224.07                   0.40
751 to 760                                                       1              335,036.22                   1.03
761 to 770                                                       2              160,245.96                   0.49
771 to 780                                                       2              384,241.11                   1.18
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          150          $32,425,721.28                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------



               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                              NUMBER OF INITIAL                                 % OF AGGREGATE
                                                  GROUP II                 OUTSTANDING         INITIAL GROUP II
ORIGINAL LTV RATIO (%)                         MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
35.01 to  40.00                                                  2             $175,844.15                  0.54%
40.01 to  45.00                                                  3              526,231.52                   1.62
45.01 to  50.00                                                  4              923,162.97                   2.85
50.01 to  55.00                                                  2              416,607.50                   1.28
55.01 to  60.00                                                  3              191,386.23                   0.59
60.01 to  65.00                                                  9            2,571,488.42                   7.93
65.01 to  70.00                                                 20            3,655,640.74                  11.27
70.01 to  75.00                                                 21            3,236,815.75                   9.98
75.01 to  80.00                                                 49           10,730,359.48                  33.09
80.01 to  85.00                                                  9            2,561,888.05                   7.90
85.01 to  90.00                                                 19            5,307,584.13                  16.37
90.01 to  95.00                                                  5            1,755,137.23                   5.41
95.01 to 100.00                                                  4              373,575.11                   1.15
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          150          $32,425,721.28                100.00%
========================================   ========================    ====================   ====================

                                              NUMBER OF INITIAL                                 % OF AGGREGATE
REMAINING TERM                                    GROUP II                 OUTSTANDING         INITIAL GROUP II
TO MATURITY (MONTHS)                           MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
169 to 180                                                      16           $2,424,805.75                  7.48%
229 to 240                                                       4              312,482.60                   0.96
337 to 348                                                       1              396,356.87                   1.22
349 to 360                                                     129           29,292,076.06                  90.34
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          150          $32,425,721.28                100.00%
========================================   ========================    ====================   ====================

                                              NUMBER OF INITIAL                                 % OF AGGREGATE
                                                  GROUP II                 OUTSTANDING         INITIAL GROUP II
OCCUPANCY STATUS                               MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
Primary                                                        144          $31,704,703.11                 97.78%
Investment (Non-Owner Occupied)                                  5              407,708.09                   1.26
Secondary                                                        1              313,310.08                   0.97
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          150          $32,425,721.28                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                              NUMBER OF INITIAL                                 % OF AGGREGATE
                                                  GROUP II                 OUTSTANDING         INITIAL GROUP II
RISK CLASSIFICATION                            MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
AAA                                                             34          $10,485,055.94                  32.34%
AA                                                              26            4,779,232.45                  14.74
A+                                                               6            1,156,562.03                   3.57
A                                                               18            3,101,458.53                   9.56
A-                                                              19            3,342,197.40                  10.31
Alt A                                                           18            3,415,626.35                  10.53
B                                                                9            1,458,779.95                   4.50
FICO Enhanced                                                    3              200,691.43                   0.62
FICO Only                                                       17            4,486,117.20                  13.84
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          150          $32,425,721.28                100.00%
========================================   ========================    ====================   ====================

                                              NUMBER OF INITIAL                                 % OF AGGREGATE
                                                  GROUP II                 OUTSTANDING         INITIAL GROUP II
DOCUMENTATION TYPE                             MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
Full Documentation                                              79          $14,525,826.66                  44.80%
Stated Income                                                   54           14,050,629.62                  43.33
No Documentation                                                11            2,314,893.01                   7.14
Limited Documentation                                            4            1,137,785.71                   3.51
No Income/No Asset Verification                                  2              396,586.28                   1.22
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          150          $32,425,721.28                100.00%
========================================   ========================    ====================   ====================

                                              NUMBER OF INITIAL                                 % OF AGGREGATE
                                                  GROUP II                 OUTSTANDING         INITIAL GROUP II
PROPERTY TYPE                                  MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
Single Family Residence                                        114          $24,178,486.87                  74.57%
PUD                                                             21            5,771,591.58                  17.80
Condo                                                           10            2,101,899.83                   6.48
Multi-Unit                                                       5              373,743.00                   1.15
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          150          $32,425,721.28                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------

               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                              NUMBER OF INITIAL                                 % OF AGGREGATE
                                                  GROUP II                 OUTSTANDING         INITIAL GROUP II
MORTGAGE LOAN TYPE                             MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
2/28 ARM - 6 Month LIBOR Index                                  95          $21,945,421.14                  67.68%
3/27 ARM - 6 Month LIBOR Index                                   6            1,772,736.93                   5.47
15 Year Balloon                                                 10            1,877,990.00                   5.79
15 Year Fixed Rate                                               6              546,815.75                   1.69
20 Year Fixed Rate                                               4              312,482.60                   0.96
30 Year Fixed Rate                                              29            5,970,274.86                  18.41
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          150          $32,425,721.28                100.00%
========================================   ========================    ====================   ====================

                                              NUMBER OF INITIAL                                 % OF AGGREGATE
                                                  GROUP II                 OUTSTANDING         INITIAL GROUP II
LOAN PURPOSE                                   MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
Cashout                                                         93          $17,589,476.45                  54.25%
Purchase                                                        43           10,441,364.68                  32.20
Rate/Term Refinance                                             14            4,394,880.15                  13.55
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          150          $32,425,721.28                 10.00%
========================================   ========================    ====================   ====================

                                              NUMBER OF INITIAL                                 % OF AGGREGATE
                                                  GROUP II                 OUTSTANDING         INITIAL GROUP II
MORTGAGE INSURANCE PROVIDER                    MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
PMI                                                             57          $15,222,632.73                  46.95%
MGIC                                                            79           14,969,856.18                  46.17
Uninsured                                                       14            2,233,232.37                   6.89
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          150          $32,425,721.28                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


               DESCRIPTION OF THE INITIAL GROUP II MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              NUMBER OF INITIAL                                 % OF AGGREGATE
                                                  GROUP II                 OUTSTANDING         INITIAL GROUP II
GEOGRAPHIC DISTRIBUTION                        MORTGAGE LOANS           PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
Arizona                                                          4             $747,587.85                  2.31%
California                                                      21            6,963,811.02                  21.48
Colorado                                                         8            2,306,070.89                   7.11
Connecticut                                                      2              794,546.43                   2.45
Delaware                                                         1               67,439.91                   0.21
District of Columbia                                             1              349,472.85                   1.08
Florida                                                         31            5,262,922.91                  16.23
Georgia                                                          7            1,237,192.37                   3.82
Illinois                                                         3              438,240.88                   1.35
Indiana                                                          4              239,681.65                   0.74
Louisiana                                                        1               71,958.58                   0.22
Maryland                                                         4              446,812.42                   1.38
Massachusetts                                                    2              740,228.60                   2.28
Michigan                                                         2              195,866.16                   0.60
Minnesota                                                        2              407,341.59                   1.26
Mississippi                                                      1               64,904.83                   0.20
Missouri                                                         2              132,793.56                   0.41
Nevada                                                           2              834,932.12                   2.57
New Jersey                                                       3            1,205,001.13                   3.72
New Mexico                                                       2              372,476.32                   1.15
New York                                                         3              902,167.71                   2.78
North Carolina                                                   2              854,454.10                   2.64
Ohio                                                             4              535,562.21                   1.65
Oklahoma                                                         2              389,687.94                   1.20
Pennsylvania                                                     5              581,854.03                   1.79
South Carolina                                                   2              715,968.26                   2.21
Tennessee                                                        4              544,634.82                   1.68
Texas                                                           13            1,772,237.09                   5.47
Utah                                                             1              440,539.75                   1.36
Virginia                                                         6            1,634,024.16                   5.04
Washington                                                       4            1,109,890.46                   3.42
Wyoming                                                          1               65,418.68                   0.20
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          150          $32,425,721.28                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------



       DESCRIPTION OF THE INITIAL GROUP II ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                % OF AGGREGATE
                                                                                               INITIAL GROUP II
                                              NUMBER OF INITIAL            OUTSTANDING             ARM LOAN
GROSS MARGIN (%)                             GROUP II ARM LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
4.001 to 4.500                                                   6           $1,127,170.47                  4.75%
4.501 to 5.000                                                  16            2,991,313.19                  12.61
5.001 to 5.500                                                  26            6,103,117.73                  25.73
5.501 to 6.000                                                  28            7,792,288.80                  32.85
6.001 to 6.500                                                  16            3,768,992.66                  15.89
6.501 to 7.000                                                   7            1,720,032.04                   7.25
8.001 to 8.500                                                   2              215,243.18                   0.91
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          101          $23,718,158.07                100.00%
========================================   ========================    ====================   ====================

                                                                                                % OF AGGREGATE
                                                                                               INITIAL GROUP II
                                              NUMBER OF INITIAL            OUTSTANDING             ARM LOAN
MINIMUM INTEREST RATE (%)                    GROUP II ARM LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
 6.001 to  6.500                                                  3             $534,835.10                  2.25%
 6.501 to  7.000                                                  6            1,977,530.58                   8.34
 7.001 to  7.500                                                  9            2,561,163.36                  10.80
 7.501 to  8.000                                                 25            5,644,937.47                  23.80
 8.001 to  8.500                                                 11            3,758,276.57                  15.85
 8.501 to  9.000                                                 24            5,343,547.85                  22.53
 9.001 to  9.500                                                 16            3,166,746.11                  13.35
 9.501 to 10.000                                                  6              663,739.30                   2.80
10.001 to 10.500                                                  1               67,381.73                   0.28
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          101          $23,718,158.07                100.00%
========================================   ========================    ====================   ====================

                                                                                                % OF AGGREGATE
                                                                                               INITIAL GROUP II
                                              NUMBER OF INITIAL            OUTSTANDING             ARM LOAN
MAXIMUM INTEREST RATE (%)                    GROUP II ARM LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
13.001 to 13.500                                                 3             $534,835.10                  2.25%
13.501 to 14.000                                                 6            1,977,530.58                   8.34
14.001 to 14.500                                                 9            2,561,163.36                  10.80
14.501 to 15.000                                                25            5,644,937.47                  23.80
15.001 to 15.500                                                11            3,758,276.57                  15.85
15.501 to 16.000                                                24            5,343,547.85                  22.53
16.001 to 16.500                                                16            3,166,746.11                  13.35
16.501 to 17.000                                                 6              663,739.30                   2.80
17.001 to 17.500                                                 1               67,381.73                   0.28
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          101          $23,718,158.07                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


       DESCRIPTION OF THE INITIAL GROUP II ADJUSTABLE RATE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                                                                                % OF AGGREGATE
                                                                                               INITIAL GROUP II
                                              NUMBER OF INITIAL            OUTSTANDING             ARM LOAN
INITIAL INTEREST RATE CAP (%)                GROUP II ARM LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
3.000                                                          101          $23,718,158.07                100.00%
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          101          $23,718,158.07                100.00%
========================================   ========================    ====================   ====================

                                                                                                % OF AGGREGATE
                                                                                               INITIAL GROUP II
                                              NUMBER OF INITIAL            OUTSTANDING             ARM LOAN
PERIODIC INTEREST RATE CAP (%)               GROUP II ARM LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
1.000                                                          101          $23,718,158.07                100.00%
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          101          $23,718,158.07                100.00%
========================================   ========================    ====================   ====================

                                                                                                % OF AGGREGATE
                                                                                               INITIAL GROUP II
                                              NUMBER OF INITIAL            OUTSTANDING             ARM LOAN
NEXT INTEREST RATE ADJUSTMENT DATE           GROUP II ARM LOANS         PRINCIPAL BALANCE      PRINCIPAL BALANCE
----------------------------------------   ------------------------    --------------------   --------------------
April 2004                                                       1             $460,095.44                  1.94%
May 2004                                                         1              355,554.42                   1.50
June 2004                                                        3              961,913.52                   4.06
July 2004                                                       42            9,240,787.18                  38.96
August 2004                                                     47           10,756,051.25                  45.35
September 2004                                                   2              567,376.20                   2.39
August 2005                                                      5            1,376,380.06                   5.80
----------------------------------------   ------------------------    --------------------   --------------------
TOTAL                                                          101          $23,718,158.07                100.00%
========================================   ========================    ====================   ====================

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------



                           AVAILABLE FUNDS CAP RATE(1)
                           ---------------------------

To 10% Clean-Up Call


 PERIOD     DATE     AFC RATE         PERIOD    DATE    AFC RATE         PERIOD    DATE     AFC RATE
 ------     ----     --------         ------    ----    --------         ------    ----     --------
    1     10/25/02   [5.64%]            32    5/25/05    [7.08%]           63    12/25/07    [7.08%]
    2     11/25/02   [5.20%]            33    6/25/05    [6.85%]           64     1/25/08    [6.85%]
    3     12/25/02   [5.32%]            34    7/25/05    [7.09%]           65     2/25/08    [6.85%]
    4      1/25/03   [5.17%]            35    8/25/05    [6.86%]           66     3/25/08    [7.32%]
    5      2/25/03   [5.14%]            36    9/25/05    [6.87%]           67     4/25/08    [6.85%]
    6      3/25/03   [5.51%]            37    10/25/05   [7.11%]           68     5/25/08    [7.08%]
    7      4/25/03   [5.08%]            38    11/25/05   [6.84%]           69     6/25/08    [6.86%]
    8      5/25/03   [5.16%]            39    12/25/05   [7.07%]           70     7/25/08    [7.09%]
    9      6/25/03   [5.01%]            40    1/25/06    [6.85%]           71     8/25/08    [6.87%]
   10      7/25/03   [5.08%]            41    2/25/06    [6.85%]           72     9/25/08    [6.88%]
   11      8/25/03   [4.93%]            42    3/25/06    [7.58%]           73    10/25/08    [7.11%]
   12      9/25/03   [4.89%]            43    4/25/06    [6.85%]           74    11/25/08    [6.89%]
   13     10/25/03   [4.95%]            44    5/25/06    [7.08%]           75    12/25/08    [7.12%]
   14     11/25/03   [4.80%]            45    6/25/06    [6.85%]           76     1/25/09    [6.90%]
   15     12/25/03   [4.86%]            46    7/25/06    [7.08%]           77     2/25/09    [6.90%]
   16      1/25/04   [4.91%]            47    8/25/06    [6.85%]           78     3/25/09    [7.65%]
   17      2/25/04   [5.32%]            48    9/25/06    [6.85%]           79     4/25/09    [6.91%]
   18      3/25/04   [5.57%]            49    10/25/06   [7.08%]           80     5/25/09    [7.15%]
   19      4/25/04   [5.76%]            50    11/25/06   [6.85%]           81     6/25/09    [6.93%]
   20      5/25/04   [6.27%]            51    12/25/06   [7.08%]           82     7/25/09    [7.17%]
   21      6/25/04   [6.07%]            52    1/25/07    [6.85%]           83     8/25/09    [6.94%]
   22      7/25/04   [6.25%]            53    2/25/07    [6.85%]           84     9/25/09    [6.95%]
   23      8/25/04   [6.05%]            54    3/25/07    [7.58%]           85    10/25/09    [7.19%]
   24      9/25/04   [6.04%]            55    4/25/07    [6.85%]           86    11/25/09    [6.96%]
   25     10/25/04   [6.26%]            56    5/25/07    [7.08%]           87    12/25/09    [7.20%]
   26     11/25/04   [6.06%]            57    6/25/07    [6.85%]           88     1/25/10    [6.98%]
   27     12/25/04   [6.24%]            58    7/25/07    [7.08%]           89     2/25/10    [6.99%]
   28      1/25/05   [6.15%]            59    8/25/07    [6.85%]           90     3/25/10    [7.74%]
   29      2/25/05   [6.44%]            60    9/25/07    [6.85%]           91     4/25/10    [7.00%]
   30      3/25/05   [7.09%]            61    10/25/07   [7.08%]           92     5/25/10    [7.25%]
   31      4/25/05   [6.65%]            62    11/25/07   [6.85%]           93     6/25/10    [7.02%]


(1)Derived assuming indices constant at 1.80% and 1.76% for 1-Month LIBOR and 6-Month LIBOR, respectively, using 100% PPA.

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                           AVAILABLE FUNDS CAP RATE(1)
                           ---------------------------

To 10% Clean-Up Call

 PERIOD     DATE     AFC RATE         PERIOD    DATE     AFC RATE         PERIOD    DATE     AFC RATE
 ------     ----     --------         ------    ----     --------         ------    ----     --------
    1     10/25/02   [18.67%]           33     6/25/05    [8.93%]           65     2/25/08   [11.23%]
    2     11/25/02   [18.38%]           34     7/25/05    [9.56%]           66     3/25/08   [11.99%]
    3     12/25/02   [18.65%]           35     8/25/05    [9.46%]           67     4/25/08   [11.21%]
    4      1/25/03   [18.66%]           36     9/25/05    [9.46%]           68     5/25/08   [11.58%]
    5      2/25/03   [18.94%]           37    10/25/05    [9.95%]           69     6/25/08   [11.20%]
    6      3/25/03   [19.63%]           38    11/25/05    [9.58%]           70     7/25/08   [11.58%]
    7      4/25/03   [19.54%]           39    12/25/05    [9.89%]           71     8/25/08   [11.20%]
    8      5/25/03   [19.97%]           40     1/25/06    [9.95%]           72     9/25/08   [11.20%]
    9      6/25/03   [20.19%]           41     2/25/06   [10.13%]           73    10/25/08   [11.56%]
   10      7/25/03   [20.65%]           42     3/25/06   [11.20%]           74    11/25/08   [11.19%]
   11      8/25/03   [20.89%]           43     4/25/06   [10.26%]           75    12/25/08   [11.56%]
   12      9/25/03   [21.26%]           44     5/25/06   [10.59%]           76     1/25/09   [11.18%]
   13     10/25/03   [21.76%]           45     6/25/06   [10.24%]           77     2/25/09   [11.18%]
   14     11/25/03   [22.05%]           46     7/25/06   [10.91%]           78     3/25/09   [12.37%]
   15     12/25/03   [22.56%]           47     8/25/06   [10.73%]           79     4/25/09   [11.17%]
   16      1/25/04   [21.03%]           48     9/25/06   [10.72%]           80     5/25/09   [11.54%]
   17      2/25/04   [16.58%]           49    10/25/06   [11.22%]           81     6/25/09   [11.17%]
   18      3/25/04   [17.14%]           50    11/25/06   [10.85%]           82     7/25/09   [11.54%]
   19      4/25/04   [12.62%]           51    12/25/06   [11.20%]           83     8/25/09   [11.16%]
   20      5/25/04   [10.46%]           52     1/25/07   [11.15%]           84     9/25/09   [11.16%]
   21      6/25/04   [10.37%]           53     2/25/07   [11.15%]           85    10/25/09   [11.53%]
   22      7/25/04   [10.66%]           54     3/25/07   [12.33%]           86    11/25/09   [11.16%]
   23      8/25/04   [11.12%]           55     4/25/07   [11.19%]           87    12/25/09   [11.53%]
   24      9/25/04   [11.23%]           56     5/25/07   [11.55%]           88     1/25/10   [11.16%]
   25     10/25/04   [11.99%]           57     6/25/07   [11.16%]           89     2/25/10   [11.16%]
   26     11/25/04   [11.88%]           58     7/25/07   [11.65%]           90     3/25/10   [12.35%]
   27     12/25/04   [12.21%]           59     8/25/07   [11.27%]           91     4/25/10   [11.16%]
   28      1/25/05   [13.08%]           60     9/25/07   [11.26%]           92     5/25/10   [11.53%]
   29      2/25/05   [11.27%]           61    10/25/07   [11.64%]           93     6/25/10   [11.16%]
   30      3/25/05   [12.20%]           62    11/25/07   [11.25%]           94     7/25/10   [11.53%]
   31      4/25/05   [10.00%]           63    12/25/07   [11.61%]
   32      5/25/05    [9.22%]           64     1/25/08   [11.24%]


(1)Derived assuming indices constant at 20.00% for 1-Month LIBOR and 6-Month LIBOR, using 100% PPA.

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)
                             ----------------------

CLASS A-1
-------------------------------------------------------------------------------------------------------------
PPA                                50%        75%        100%       125%       150%       200%       250%
-------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                5.85       4.03       3.01       2.37       1.93       1.34       1.00
Modified Duration (yrs.)*          5.26       3.72       2.83       2.26       1.85       1.29       0.97
First Principal Payment Date     10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Principal Payment Date       7/25/17    2/25/13    6/25/10    10/25/08   9/25/07    3/25/06    4/25/05
Payment Window (mths.)             178        125         93         73         60         42         31

CLASS A-2
-------------------------------------------------------------------------------------------------------------
PPA                                50%        75%        100%       125%       150%       200%       250%
-------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                5.90       4.06       3.04       2.40       1.96       1.36       1.02
Modified Duration (yrs.)*          5.28       3.75       2.86       2.28       1.87       1.31       0.99
First Principal Payment Date     10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Principal Payment Date       7/25/17    2/25/13    6/25/10    10/25/08   9/25/07    3/25/06    4/25/05
Payment Window (mths.)             178        125         93         73         60         42         31

CLASS M-1
-------------------------------------------------------------------------------------------------------------
PPA                                50%        75%        100%       125%       150%       200%       250%
-------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                9.95       6.84       5.15       4.26       3.81       3.49       2.58
Modified Duration (yrs.)*          8.50       6.10       4.72       3.96       3.57       3.29       2.46
First Principal Payment Date     7/25/07    1/25/06    10/25/05   11/25/05   12/25/05   3/25/06    4/25/05
Last Principal Payment Date      7/25/17    2/25/13     6/25/10   10/25/08    9/25/07   3/25/06    4/25/05
Payment Window (mths.)             121         86         57         36         22         1          1

CLASS M-2
-------------------------------------------------------------------------------------------------------------
PPA                                50%        75%        100%       125%       150%       200%       250%
-------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                9.95       6.84       5.15       4.25       3.76       3.40       2.58
Modified Duration (yrs.)*          8.22       5.95       4.62       3.88       3.47       3.17       2.43
First Principal Payment Date     7/25/07    1/25/06    10/25/05   10/25/05   11/25/05   1/25/06    4/25/05
Last Principal Payment Date      7/25/17    2/25/13    6/25/10    10/25/08   9/25/07    3/25/06    4/25/05
Payment Window (mths.)             121         86         57         37         23         3          1

CLASS M-3
-------------------------------------------------------------------------------------------------------------
PPA                                50%        75%        100%       125%       150%       200%       250%
-------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                9.81       6.71       5.06       4.15       3.66       3.25       2.58
Modified Duration (yrs.)*          7.84       5.71       4.46       3.74       3.34       3.00       2.41
First Principal Payment Date     7/25/07    1/25/06    10/25/05   10/25/05   10/25/05   11/25/05   4/25/05
Last Principal Payment Date      7/25/17    2/25/13     6/25/10   10/25/08    9/25/07    3/25/06   4/25/05
Payment Window (mths.)             121         86         57         37         24         5          1

*Modified Duration calculation assumes a price of 100.00% and a 30/360 basis.

-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------

Series Term Sheet Dated August 27, 2002
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2002-3
--------------------------------------------------------------------------------

                           BOND SUMMARY (TO MATURITY)
                           --------------------------

CLASS A-1
-------------------------------------------------------------------------------------------------------------
PPA                                50%        75%        100%       125%       150%       200%       250%
-------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                6.19       4.34       3.28       2.59       2.10       1.46       1.01
Modified Duration (yrs.)*          5.49       3.96       3.05       2.44       2.00       1.40       0.99
First Principal Payment Date     10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Principal Payment Date       8/25/29   11/25/23   12/25/18   10/25/16    3/25/14   11/25/10   10/25/08
Payment Window (mths.)             323        254        195        169        138         98         73

CLASS A-2
-------------------------------------------------------------------------------------------------------------
PPA                                50%        75%        100%       125%       150%       200%       250%
-------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                6.30       4.41       3.33       2.63       2.15       1.49       1.05
Modified Duration (yrs.)*          5.56       4.01       3.09       2.48       2.04       1.44       1.02
First Principal Payment Date     10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02   10/25/02
Last Principal Payment Date       9/25/29    1/25/24    3/25/19   11/25/16    4/25/14   12/25/10   11/25/08
Payment Window (mths.)             324        256        198        170        139         99         74

CLASS M-1
-------------------------------------------------------------------------------------------------------------
PPA                                50%        75%        100%       125%       150%       200%       250%
-------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               10.37       7.28       5.50       4.54       4.02       3.74       4.64
Modified Duration (yrs.)*          8.77       6.43       4.99       4.19       3.75       3.51       4.29
First Principal Payment Date     7/25/07    1/25/06    10/25/05   11/25/05   12/25/05   3/25/06    9/25/06
Last Principal Payment Date      8/25/21    1/25/17     7/25/13    3/25/11    8/25/09   8/25/07    4/25/08
Payment Window (mths.)             170        133         94         65         45         18         20

CLASS M-2
-------------------------------------------------------------------------------------------------------------
PPA                                50%        75%        100%       125%       150%       200%       250%
-------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               10.12       7.08       5.34       4.40       3.87       3.48       3.75
Modified Duration (yrs.)*          8.32       6.12       4.76       4.01       3.56       3.24       3.47
First Principal Payment Date     7/25/07    1/25/06    10/25/05   10/25/05   11/25/05   1/25/06    3/25/06
Last Principal Payment Date      8/25/19    5/25/15     3/25/12    3/25/10   10/25/08   12/25/06   9/25/06
Payment Window (mths.)             146        113         78         54         36         12         7

CLASS M-3
-------------------------------------------------------------------------------------------------------------
PPA                                50%        75%        100%       125%       150%       200%       250%
-------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                9.82       6.72       5.07       4.16       3.67       3.25       3.39
Modified Duration (yrs.)*          7.85       5.72       4.47       3.74       3.35       3.00       3.11
First Principal Payment Date     7/25/07    1/25/06    10/25/05   10/25/05   10/25/05   11/25/05   12/25/05
Last Principal Payment Date      9/25/17    7/25/13    10/25/10    1/25/09   11/25/07    5/25/06    3/25/06
Payment Window (mths.)             123         91         61         40         26         7          4

*Modified Duration calculation assumes a price of 100.00% and a 30/360 basis.



-------------------------------------------------------------------------------
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
          DISCLAIMER, PLEASE CONTACT WACHOVIA SECURITIES IMMEDIATELY.
-------------------------------------------------------------------------------